UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04367

Columbia Funds Series Trust I

(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts 02110

(Address of principal executive offices) (Zip code)

Scott R. Plummer

5228 Ameriprise Financial Center

Minneapolis, MN 55474

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-612-671-1947

Date of fiscal year end: June 30

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

Columbia High Yield Municipal Fund

Annual Report for the Period Ended June 30, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

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A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 06/30/11

+3.63% Class A shares (without sales charge)

+5.47% Barclays Capital High Yield Municipal Bond Index

+4.67% Blended Benchmark

+3.48% Barclays Capital Municipal Bond Index

Summary

■	For the 12-month period that ended June 30, 2011, the fund’s Class A shares returned 3.63% without sales charge.

■

The fund’s return was lower than that of the Barclays Capital High Yield Municipal Bond Index[1], and the Blended Benchmark[2] (60% Barclays Capital High Yield Municipal Bond Index, 40% Barclays Capital Municipal Bond Index3). The fund beat the Barclays Capital Municipal Bond Index and the average return of its peer group, the Lipper High Yield Municipal Debt Funds Classification.[4]

■

The fund’s higher quality bias hampered returns versus the Barclays Capital High Yield Municipal Bond Index and the Blended Benchmark. High-yield exposure helped the fund beat the Barclays Capital Municipal Bond Index, while shorter duration and an underweight in the tobacco sector aided returns relative to its peer group.

Portfolio Management

Chad Farrington has managed the fund since February 2009 and has been associated with the fund’s adviser or its predecessors since 2003.

[1]

The Barclays Capital High Yield Municipal Bond Index is composed of bonds with maturities greater than one year, having a par value of at least $3 million issued as part of a transaction size greater than $20 million, and rated no higher than “BB+” or equivalent by any of the three principal rating agencies.

[2]

The Blended Benchmark is a custom composite established by the Adviser, consisting of a 60% weighting of the Barclays Capital High Yield Municipal Bond Index and a 40% weighting of the Barclays Capital Municipal Bond Index.

[3]	The Barclays Capital Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with maturity of at least one year.

[4]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

Performance Information – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment 07/01/01 – 06/30/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Municipal Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares. A $10,000 investment in the Fund since 07/01/01 appreciated to $11,397 on 05/30/03, the inception date of the Barclays Capital High Yield Municipal Bond Index and the Blended Benchmark. For comparison with these indices, we assigned them the same value as the Fund at the indices’ inception date.

Performance of a $10,000 investment 07/01/01 – 06/30/11 ($)

Sales charge	without	with
Class A	$14,491	$13,796
Class B	$13,550	$13,550
Class C	$13,730	$13,730
Class Z	$14,813	n/a

Average annual total return as of 06/30/11 (%)

Share class	A		B		C		Z
Inception	07/31/00		07/15/02		07/15/02		03/05/84
Sales charge	without	with	without	with	without	with	without
1-year	3.63	-1.32	2.85	-2.06	3.01	2.03	3.82
5-year	2.02	1.03	1.26	0.94	1.41	1.41	2.22
10-year	3.78	3.27	3.08	3.08	3.22	3.22	4.01

The “with sales charge” returns include the maximum initial sales charge of 4.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Class A shares performance information includes the performance of Class Z shares (the oldest existing share class) for periods prior to its inception. Class B and Class C shares performance information includes returns of Class A shares for the period from July 31, 2000 through July 15, 2002, and the returns of Class Z shares for periods prior thereto. These returns reflect differences in sales charges, but have not been restated to reflect any differences in expenses (such as distribution and service (Rule 12b-1) fees) between Class Z shares (or Class A shares) and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower, since the newer classes of shares are subject to a distribution and service (Rule 12b-1) fees. Class A shares were initially offered on July 31, 2000, Class B and Class C shares were initially offered July 15, 2002, and Class Z shares were initially offered on March 5, 1984.

Understanding Your Expenses – Columbia High Yield Municipal Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment management fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

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For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

01/01/11 – 06/30/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,042.30	1,020.53	4.35	4.31	0.86
Class B	1,000.00	1,000.00	1,038.50	1,016.81	8.14	8.05	1.61
Class C	1,000.00	1,000.00	1,039.30	1,017.55	7.38	7.30	1.46
Class Z	1,000.00	1,000.00	1,043.30	1,021.52	3.34	3.31	0.66

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager’s Report – Columbia High Yield Municipal Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 06/30/11 ($)
Class A	9.60
Class B	9.60
Class C	9.60
Class Z	9.60
Distributions declared per share

07/01/10 – 06/30/11 ($)
Class A	0.51
Class B	0.44
Class C	0.45
Class Z	0.53

A portion of the fund’s income may be subject to the alternative minimum tax. The fund may at times purchase tax-exempt securities at a discount. Some, or all of this discount may be included in the fund’s ordinary income, and is taxable when distributed.

30-day SEC yields

as of 06/30/11 (%)
Class A	5.35
Class B	4.87
Class C	5.03
Class Z	5.84

The 30-day SEC yields reflect the fund’s earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Taxable-equivalent SEC yields

as of 06/30/11 (%)
Class A	8.23
Class B	7.49
Class C	7.74
Class Z	8.98

Taxable-equivalent SEC yields are based on the maximum effective 35.0% federal income tax rate. This tax rate does not reflect the phase out of exemptions or the reduction of otherwise allowable deductions that occur when adjusted gross income exceeds certain levels.

For the 12-month period that ended June 30, 2011, the fund’s Class A shares returned 3.63% without sales charge. By comparison, the Barclays Capital High Yield Municipal Bond Index returned 5.47%, the Barclays Capital Municipal Bond Index returned 3.48% and the Blended Benchmark (60% Barclays Capital High Yield Municipal Bond Index, 40% Barclays Capital Municipal Bond Index) returned 4.67%. The fund beat the 2.96% average return of funds in its peer group, the Lipper High Yield Municipal Debt Funds Classification. The fund’s higher quality bias caused it to trail both its high yield municipal benchmark and the blended benchmark, while its high-yield exposure aided performance relative to the municipal bond benchmark. We believe the fund’s shorter duration and an underweight in the tobacco sector helped it beat the peer group.

Backdrop of a sluggish expansion

As the impact of Japan’s first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations — notably Greece — the pace of economic growth slowed around the world. In the United States, unfriendly spring storms cut a swath of destruction across the Midwest, as well as southern and eastern coastal states, while Washington wrangled over the deficit and the federal debt ceiling.

Against this backdrop, the U.S. economy expanded at an estimated 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth picked up in the third and fourth quarters of 2010, but concerns emerged as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and higher unemployment at the end of the period. Even though news on the job front was positive, the number of new jobs added was significantly below expectations for this stage of an economic recovery. Disappointingly low figures for May and June and a hike in the unemployment rate were especially troubling. Yet, with corporate profits expanding at a solid pace, hope remains for a better second half showing in 2011.

Personal income surged in January as payroll tax cuts kicked in, and it continued to edge higher through the end of the period. With incomes on the rise, consumer spending on cars, clothing and other goods trended upward during the 12-month period. However, rising food and energy costs generally offset income gains and spending, in real terms, was flat to down.

On June 30, 2011, the Federal Reserve Board ended its program of large-scale Treasury purchases aimed at shoring up the economy and building confidence in the markets. Even though it did not do much to lift growth, it quelled fears of a relapse into recession, helping to push stock and commodity prices higher. GDP expanded at a mere 0.40% in the first quarter of 2011 with second quarter growth estimated at 1.3%. The yield on the 10-year U.S Treasury note was 3.20% at period end, not far from where it had started a year earlier, despite declining to 2.38% in October and rising to 3.72% in February.

Strongest returns from high yield

High yield was the best place to be in the municipal bond market this past year. The sector benefited as generally improving economic conditions led to fewer defaults and distressed situations, while continued low interest rates pushed investors toward higher-yielding securities. The broader muni bond market rallied early in the period, buoyed by expectations that demand would increase with the year-end expiration of the Bush tax cuts. Munis, however, retreated

Portfolio Manager’s Report (continued) – Columbia High Yield Municipal Fund between November and January, amid growing fears of widespread defaults by stretched issuers and, later, by the extension of the Bush tax cuts. Muni bonds rallied again in the spring, buoyed by a decline in defaults, very little new issuance and declining yields.

Longer-maturity muni bonds were the year’s weakest performers, pressured by disappointing demand from mutual funds and expectations of increased supply after the expiration of the Build America Bonds (BABs) program, which gave municipalities federal subsidies for issuing taxable bonds.

Cost of higher quality, lower volatility bias

As always, the fund focused on delivering consistent, tax-exempt income for shareholders while limiting volatility. Our emphasis was on selectively adding yield through credit selection. We kept the portfolio diversified across sectors, limited exposure to below-investment-grade names and kept a small cash position to help meet redemptions and take advantage of buying opportunities. The fund’s higher quality bias hampered near-term relative performance as lower quality bonds outperformed over the year. Underweights versus the Barclays Capital High Yield Municipal Bond Index in the more volatile airline and industrial development revenue bond sectors especially hindered results, as both rallied nicely. Underweights in five- and 15-year issues — the best performing maturities in the high-yield muni bond sector — and an overweight in long-maturity bonds also hampered performance.

Lost ground from specific issues

Among the biggest individual detractors were bonds issued by three continuing care retirement centers (CCRCs) that filed for bankruptcy — Sedgebrook and Monarch Landing in Illinois and Linden Ponds in Massachusetts (less than 0.0%, less than 0.0% and 0.6% of net assets, respectively). Distressed bonds issued by special assessment districts in Florida also detracted from performance. We sold bonds issued by Sarasota National Community Development District at a significant loss, but held on to issues from Tolomato Community Development District (0.4% of net assets).

Gains from sector overweight and selected credits

Although the CCRC/hospital sector contained some of the fund’s biggest individual disappointments, these losses were partially offset by an overweight in the sector, which was a strong performer, and solid gains from certain bonds. Among top contributors were bonds issued by CCRCs Good Shepard Village in New York and Aberdeen Heights in Missouri (0.5% and 0.6% of net assets, respectively), both of which rallied as their projects neared completion. Several lower-rated1 (BBB and below) hospital bonds also boosted results, as investors grew more comfortable with the credit outlook for issuers in this segment. Being less sensitive to interest-rate changes than its peers also helped the fund as long-term yields rose. An underweight in high-yield tobacco bonds, which declined following some credit downgrades and worries that defaults could increase as more smokers kicked the habit, also benefited returns.

[1]

The credit quality ratings represent those of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch Ratings (“Fitch”) credit ratings. The ratings represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The security’s credit quality does not eliminate risk.

Top 10 issuers

as of 06/30/11 (%)
MI Tobacco Settlement Finance Authority	1.22
CA Housing Finance Agency	1.02
KS Wyandotte County-Kansas City Unified Government	0.90
CA Foothill-Eastern Transportation Corridor Agency	0.83
CA Infrastructure & Economic Development Bank	0.80
CO Health Facilities Authority	0.80
OH Buckeye Tobacco Settlement Financing Authority	0.80
MN St. Paul Housing & Redevelopment Authority	0.76
CA M-S-R Energy Authority	0.75
CT Harbor Point Infrastructure Improvement District	0.75

Quality breakdown

as of 06/30/11 (%)
AAA	6.9
AA	3.4
A	16.6
BBB	33.0
BB	4.8
B	2.7
CCC	0.5
CC	0.1
Not-Rated	32.0

Portfolio Manager’s Report (continued) – Columbia High Yield Municipal Fund

Maturity breakdown

as of 06/30/11 (%)
0-1 year	0.1
1-3 years	1.8
3-5 years	2.0
5-7 years	2.1
7-10 years	7.6
10-15 years	9.8
15-20 years	12.3
20-25 years	17.3
25 years and over	42.1
Cash & Equivalents	4.9

The Fund is actively managed and the composition of its portfolio will change over time. Top 10 issuers, quality and maturity breakdowns are calculated as a percentage of net assets.

Ratings shown in the quality breakdown are assigned to individual bonds by taking the lower of the ratings available from one of the following nationally recognized rating agencies: Standard & Poor’s or Moody’s Investor Services. If a security is rated by only one of the two agencies, that rating is used. If a security is not rated by either of the two agencies, it is designated as Non-Rated. Ratings are relative and subjective and are not absolute standards of quality. The credit quality of the fund’s investments does not remove market risk.

Cautiously optimistic outlook

Going forward, we expect to see a slow, protracted economic recovery. As economic growth picks up, we believe interest rates will start to move higher and credit spreads — the difference between yields on low and high quality bonds of similar maturities — will likely begin to narrow, especially benefiting returns on bonds with single A and lower credit ratings. In the meantime, we plan to continue looking for opportunities to add yield, while monitoring the credit quality of individual issuers and limiting the fund’s sensitivity to interest-rate changes.

Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings. The outlook for the fund may differ from those presented for other Columbia Funds.

Tax-exempt investing offers current tax-exempt income, but it also involves special risks. The value of the fund will be affected by interest rate changes and the creditworthiness of issues held in the fund. When interest rates go up, bond prices generally drop and vice versa. Interest income from certain tax-exempt bonds may be subject to certain state and local taxes and, if applicable, the alternative minimum tax. Any capital gains distributed are taxable to the investor.

Investments in high-yield bonds (sometimes referred to as “junk” bonds) offer the potential for high current income and attractive total return, but involve certain risks. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer’s ability to make principal and interest payments.

Portfolio of Investments – Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds 94.8%
ALABAMA 0.5%
Camden Industrial Development Board Prerefunded 12/01/13 Revenue Bonds Weyerhaeuser Co. Series 2003B AMT(a)
12/01/24	6.375%	$275,000	$312,180
Courtland Industrial Development Board(a) Refunding Revenue Bonds International Paper Co. Projects Series 2003B AMT
08/01/25	6.250%	2,000,000	2,023,380
Series 2005A AMT
06/01/25	5.200%	1,000,000	945,830
Total			3,281,390
ALASKA 0.9%
City & Borough of Juneau Revenue Bonds St. Ann’s Care Center Project Series 1999
12/01/25	6.875%	1,435,000	1,364,513
City of Koyukuk Revenue Bonds Tanana Chiefs Conference Health Care Series 2011(b)
10/01/41	7.750%	5,000,000	4,772,850
Total			6,137,363
ARIZONA 1.6%
Arizona Health Facilities Authority Refunding Revenue Bonds Phoenix Memorial Hospital Series 1991(c)(g)
06/01/12	8.125%	1,803,743	18
Maricopa County Pollution Control Corp. Revenue Bonds El Paso Electric Co. Project Series 2009B
04/01/40	7.250%	3,600,000	3,990,492
Pima County Industrial Development Authority Revenue Bonds American Charter Schools Foundation Series 2007A
07/01/38	5.625%	3,440,000	2,862,493
Surprise Municipal Property Corp. Revenue Bonds Series 2007
04/01/32	4.900%	2,000,000	1,772,760
Yavapai County Industrial Development Authority Revenue Bonds Yavapai Regional Medical Center Series 2008B
08/01/37	5.625%	3,500,000	3,149,720
Total			11,775,483

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
ARKANSAS —%
City of Camden Refunding Revenue Bonds International Paper Co. Project Series 2004A AMT(a)
11/01/18	5.000%	$250,000	$250,950
CALIFORNIA 10.5%
Agua Caliente Band of Cahuilla Indians Revenue Bonds Series 2003(b)(d)
07/01/18	6.000%	2,000,000	1,896,780
Cabazon Band Mission Indians(b)(c) Revenue Bonds Series 2004
10/01/15	8.375%	560,000	381,948
Series 2004
10/01/19	8.750%	2,785,000	1,800,865
Series 2010
10/01/20	8.375%	1,420,000	1,395,193
Cabazon Band Mission Indians(b)(c)(d) Revenue Bonds Series 2004
10/01/11	7.358%	405,000	234,697
California Housing Finance Agency(a) Revenue Bonds Home Mortgage Series 2006K AMT
08/01/26	4.625%	5,000,000	4,405,200
Series 2008K AMT
08/01/33	5.550%	3,000,000	2,891,550
California Infrastructure & Economic Development Bank Revenue Bonds Broad Museum Project Series 2011A(e)
06/01/21	5.000%	5,000,000	5,758,550
California State Public Works Board Revenue Bonds Various Capital Projects Subordinated Series 2009I-1
11/01/34	6.375%	5,000,000	5,266,750
California Statewide Communities Development Authority Revenue Bonds American Baptist Homes West Series 2010
10/01/39	6.250%	2,750,000	2,706,660
Aspire Public Schools Series 2010
07/01/46	6.125%	5,000,000	4,545,300
California Statewide Communities Development Authority(c)(d) Revenue Bonds San Francisco Art Institute Series 2002
04/01/32	7.375%	250,000	219,893

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
CALIFORNIA (cont.)
City of Carson Special Assessment Bonds District No. 92-1 Series 1992
09/02/22	7.375%	$105,000	$105,090
City of Lincoln Prerefunded 09/01/13 Special Tax Bonds Community Facilities District Series 2004-1
09/01/20	5.750%	450,000	506,160
09/01/24	5.900%	445,000	501,969
City of Upland Certificate of Participation San Antonio Community Hospital Series 2011
01/01/41	6.500%	5,000,000	5,084,950
County of Sacramento Revenue Bonds Subordinated Series 2009D
07/01/35	6.000%	2,500,000	2,601,275
Empire Union School District Special Tax Bonds Communities Facilities District No. 1987-1 Series 2002A (AMBAC)(f)
10/01/21	0.000%	1,665,000	894,305
Foothill-Eastern Transportation Corridor Agency Refunding Revenue Bonds Series 1999
01/15/40	5.750%	3,000,000	2,591,940
Foothill-Eastern Transportation Corridor Agency(f) Refunding Revenue Bonds Capital Appreciation Series 1999
01/15/30	0.000%	11,520,000	3,328,128
Golden State Tobacco Securitization Corp. Prerefunded 06/01/13 Revenue Bonds Series 2003A-1
06/01/39	6.750%	200,000	223,860
Huntington Beach Community Facilities District Special Tax Bonds Grand Coast Resort No. 2000-1 Series 2001
09/01/31	6.450%	1,250,000	1,226,387
Los Angeles Department of Water & Power Revenue Bonds Power System Series 2011A
07/01/19	5.000%	2,000,000	2,325,340
Los Angeles Regional Airports Improvement Corp. Revenue Bonds Series 2002C AMT(a)
12/01/24	7.500%	400,000	404,484
M-S-R Energy Authority Revenue Bonds Series 2009B
11/01/39	6.500%	5,000,000	5,410,050

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
CALIFORNIA (cont.)
Oakdale Public Financing Authority Tax Allocation Bonds Central City Redevelopment Project Series 2004
06/01/33	5.375%	$2,000,000	$1,623,040
Palomar Pomerado Health Certificate of Participation Series 2010
11/01/41	6.000%	4,500,000	4,045,005
Richmond Joint Powers Financing Authority Refunding Revenue Bonds Lease-Civic Center Project Series 2009 (AGM)
08/01/37	5.875%	3,500,000	3,612,210
San Francisco City & County Redevelopment Agency Tax Allocation Bonds Mission Bay South Redevelopment Series 2009D
08/01/39	6.625%	1,500,000	1,497,795
San Joaquin Hills Transportation Corridor Agency Revenue Bonds Senior Lien Series 1993
01/01/33	5.000%	5,000,000	3,637,650
Southeast Resource Recovery Facilities Authority Revenue Bonds Series 2003B (AMBAC) AMT(a)
12/01/18	5.375%	2,000,000	2,066,200
State of California Unlimited General Obligation Bonds Various Purpose Series 2007
11/01/37	5.000%	2,475,000	2,390,503
Total			75,579,727
COLORADO 2.5%
Anthem West Metropolitan District Limited Tax General Obligation Bonds Series 2005
12/01/35	6.250%	1,000,000	772,380
Colorado Educational & Cultural Facilities Authority Refunding Revenue Bonds Student Housing-Campus Village Apartment Series 2008
06/01/38	5.500%	5,000,000	4,869,650
Colorado Health Facilities Authority Revenue Bonds Christian Living Communities Project Series 2006A
01/01/26	5.750%	500,000	461,810
01/01/37	5.750%	1,500,000	1,283,190
Covenant Retirement Communities, Inc. Series 2002B
12/01/33	6.125%	1,000,000	972,060
Evangelical Lutheran Series 2009A
06/01/38	6.125%	5,750,000	5,753,450

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
COLORADO (cont.)
E-470 Public Highway Authority Revenue Bonds Capital Appreciation Senior Series 2000B (NPFGC)(f)
09/01/18	0.000%	$4,000,000	$2,724,800
Red Sky Ranch Metropolitan District Limited General Obligation Bonds Series 2003
12/01/33	6.050%	1,000,000	943,830
Total			17,781,170
CONNECTICUT 1.2%
Connecticut State Development Authority Revenue Bonds Alzheimer’s Resource Center Project Series 2007
08/15/21	5.400%	1,080,000	1,001,700
08/15/27	5.500%	1,000,000	866,720
Harbor Point Infrastructure Improvement District Tax Allocation Bonds Harbor Point Project Series 2010A
04/01/39	7.875%	5,000,000	5,377,700
Mashantucket Western Pequot Tribe Revenue Bonds Zero Coupon Subordinated Series 1999B(b)(f)(g)
09/01/15	0.000%	2,000,000	611,000
Mohegan Tribe of Indians of Connecticut(b) Revenue Bonds Public Improvement-Priority Distribution Series 2001
01/01/31	6.250%	475,000	378,998
Series 2003
01/01/33	5.250%	1,000,000	687,420
Total			8,923,538
DELAWARE 0.2%
Centerline Equity Issuer Trust(a)(d)
05/15/19	6.300%	1,000,000	1,091,280
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT(a)(c)
06/01/28	6.250%	780,000	671,986
Total			1,763,266
DISTRICT OF COLUMBIA 0.1%
Resolution Trust Corp. Pass-Through Certificates Series 1993A(c)
12/01/16	8.500%	455,481	434,010
FLORIDA 9.9%
Ave Maria Stewardship Community District Special Assessment Bonds Series 2006A
05/01/38	5.125%	3,360,000	2,517,346

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
FLORIDA (cont.)
Brandy Creek Community Development District Special Assessment Bonds Series 2003A
05/01/34	6.350%	$935,000	$947,155
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT(a)(c)
07/01/40	7.500%	1,500,000	1,488,015
Capital Trust Agency(a)(c) Revenue Bonds Orlando Project Series 2003 AMT
01/01/32	6.750%	650,000	584,383
Capital Trust Agency(c) Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B
07/15/32	7.000%	1,425,000	689,615
Celebration Community Development District Special Assessment Bonds Series 2003A
05/01/34	6.400%	910,000	865,965
Channing Park Community Development District Special Assessment Bonds Series 2007
05/01/38	5.300%	750,000	561,315
City of Lakeland(d)
Refunding Revenue Bonds 1st Mortgage-Carpenters Accident Investor Series 2008
01/01/28	6.250%	675,000	637,234
01/01/43	6.375%	2,250,000	2,007,247
Colonial Country Club Community Development District Special Assessment Bonds Series 2003
05/01/33	6.400%	675,000	687,677
County of Lee Revenue Bonds Series 2006A (AMBAC)(a)
10/01/17	5.000%	2,010,000	2,117,394
County of Miami-Dade Subordinated Revenue Bonds Capital Appreciation Series 2009B(f)
10/01/41	0.000%	40,000,000	4,932,000
Double Branch Community Development District Special Assessment Bonds Series 2002A
05/01/34	6.700%	635,000	644,550
Florida Development Finance Corp. Revenue Bonds Renaissance Charter School Series 2010A
09/15/40	6.000%	3,750,000	3,289,800

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
FLORIDA (cont.)
Islands at Doral Southwest Community Development District Special Assessment Bonds Series 2003
05/01/35	6.375%	$725,000	$797,978
Lee County Industrial Development Authority Refunding Revenue Bonds Shell PT/Alliance Community Project Series 2007
11/15/29	5.000%	4,000,000	3,176,120
Lexington Oaks Community Development District Special Assessment Bonds Series 2002A
05/01/33	6.700%	250,000	253,970
Mid-Bay Bridge Authority Revenue Bonds Series 2011A
10/01/40	7.250%	4,000,000	4,053,000
Middle Village Community Development District Special Assessment Bonds Series 2004A
05/01/35	6.000%	2,000,000	1,775,800
North Brevard County Hospital District Refunding Revenue Bonds Parrish Medical Center Project Series 2008
10/01/38	5.750%	5,000,000	5,020,050
Oakmont Grove Community Development District(c)(g) Special Assessment Bonds Series 2007A
05/01/38	5.400%	1,200,000	419,160
Oakmont Grove Community Development District(c)(g) Special Assessment Bonds Series 2007B
05/01/12	5.250%	1,000,000	349,300
Orange County Health Facilities Authority Refunding Revenue Bonds Health Care-Orlando Lutheran Series 2005
07/01/26	5.700%	2,000,000	1,742,080
Revenue Bonds 1st Mortgage-Orlando Lutheran Tower Series 2007
07/01/32	5.500%	350,000	285,740
07/01/38	5.500%	1,750,000	1,379,035
Sarasota County Health Facilities Authority Refunding Revenue Bonds Village on the Isle Project Series 2007
01/01/32	5.500%	4,000,000	3,485,120
Seminole Indian Tribe of Florida Revenue Bonds Series 2007A(b)
10/01/24	5.500%	2,000,000	1,850,680
Seven Oaks Community Development District II Special Assessment Bonds Series 2004A
05/01/35	5.875%	445,000	318,598

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
FLORIDA (cont.)
Series 2004B
05/01/16	7.500%	$3,340,000	$3,109,774
South Lake County Hospital District Revenue Bonds South Lake Hospital, Inc. Series 2003
10/01/28	6.375%	750,000	757,485
10/01/34	6.375%	500,000	501,960
Series 2010A
04/01/39	6.250%	2,000,000	1,986,720
St. Johns County Industrial Development Authority Refunding Revenue Bonds Bayview Project Series 2007A
10/01/41	5.250%	3,725,000	2,604,445
Vicars Landing Project Series 2007
02/15/27	5.000%	4,030,000	3,685,878
Revenue Bonds Glenmoor Project
Series 2006A
01/01/40	5.375%	4,275,000	3,157,942
Sweetwater Creek Community Development District Special Assessment Bonds Series 2007A(c)
05/01/38	5.500%	3,805,000	1,712,250
Tolomato Community Development District Special Assessment Bonds Series 2007
05/01/17	6.375%	1,765,000	1,245,666
05/01/40	6.650%	3,000,000	1,810,050
Waterset North Community Development District Special Assessment Bonds Series 2007A
05/01/39	6.600%	1,960,000	1,113,339
West Villages Improvement District Special Assessment Bonds Unit of Development No. 3 Series 2006(c)
05/01/37	5.500%	1,645,000	733,835
Westchester Community Development District No. 1 Special Assessment Bonds Community Infrastructure Series 2003
05/01/35	6.125%	800,000	699,312
Westridge Community Development District Special Assessment Bonds Series 2005(c)(g)
05/01/37	5.800%	2,650,000	1,006,470
Total			71,001,453
GEORGIA 2.8%
Columbus Housing Authority Revenue Bonds Gardens at Calvary Project Series 1999
11/15/29	7.000%	2,000,000	1,729,880

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
GEORGIA (cont.)
DeKalb County Hospital Authority Revenue Bonds DeKalb Medical Center, Inc. Project Series 2010
09/01/40	6.125%	$4,500,000	$4,314,060
Fulton County Residential Care Facilities for the Elderly Authority Revenue Bonds 1st Mortgage-Lenbrook Project Series 2006A
07/01/17	5.000%	2,000,000	1,784,080
07/01/29	5.000%	3,000,000	2,052,240
Canterbury Court Project Series 2004A
02/15/34	6.125%	1,000,000	864,020
Municipal Electric Authority of Georgia Revenue Bonds Series 1991V
01/01/15	6.600%	75,000	85,527
Escrowed to Maturity
01/01/18	6.600%	690,000	823,156
Rockdale County Development Authority Revenue Bonds Visy Paper Project Series 2007A AMT(a)
01/01/34	6.125%	6,000,000	5,344,380
Savannah Economic Development Authority Revenue Bonds 1st Mortgage-Marshes of Skidaway Series 2003A
01/01/24	7.400%	500,000	494,790
01/01/34	7.400%	3,000,000	2,873,640
Total			20,365,773
GUAM 0.7%
Guam Department of Education Certificate of Participation John F. Kennedy High School Series 2010A(b)
12/01/40	6.875%	4,750,000	4,703,450
HAWAII 0.6%
Hawaii State Department of Budget & Finance Revenue Bonds 15 Craigside Project Series 2009A
11/15/44	9.000%	2,375,000	2,594,782
Hawaiian Electric Co. Subsidiary Series 2009
07/01/39	6.500%	1,750,000	1,811,478
Total			4,406,260
ILLINOIS 8.7%
City of Chicago Revenue Bonds Asphalt Operating Services- Recovery Zone Facility Series 2010
12/01/18	6.125%	5,000,000	5,083,100

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
ILLINOIS (cont.)
Tax Allocation Bonds Pilsen Redevelopment Series 2004B
06/01/22	6.750%	$1,225,000	$1,235,523
Du Page County Special Service Area No. 31 Special Tax Bonds Monarch Landing Project Series 2006
03/01/36	5.625%	750,000	575,107
Illinois Finance Authority Refunding Revenue Bonds Chicago Charter School Project Series 2007
12/01/36	5.000%	1,750,000	1,451,887
Lutheran Hillside Village
Series 2006
02/01/26	5.125%	2,000,000	1,811,480
Revenue Bonds
CHF-Normal LLC-Illinois State University
Series 2011
04/01/43	7.000%	3,450,000	3,537,630
Columbia College
Series 2007 (NPFGC)
12/01/37	5.000%	5,000,000	4,335,300
Hoosier Care Project
Series 1999A
06/01/34	7.125%	1,330,000	1,179,790
Provena Health
Series 2009A
08/15/34	7.750%	4,000,000	4,377,320
Riverside Health System
Series 2009
11/15/35	6.250%	3,000,000	3,108,420
Sedgebrook, Inc. Facility
Series 2003A
11/15/32	7.000%	1,000,000	897,310
Silver Cross & Medical Centers
Series 2009
08/15/44	7.000%	5,000,000	5,174,500
Smith Village Project
Series 2005A
11/15/35	6.250%	2,750,000	2,281,400
Illinois Finance Authority(a)
Revenue Bonds
People’s Gas Light & Coke Co.
Series 2003 (AMBAC) AMT
11/01/38	4.875%	2,500,000	2,559,700
Illinois Finance Authority(c)(g)
Revenue Bonds
Leafs Hockey Club Project
Series 2007A
03/01/37	6.000%	1,000,000	248,750
Monarch Landing, Inc. Facility
Series 2007A
12/01/27	7.000%	1,383,250	14

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
ILLINOIS (cont.)
Sedgebrook, Inc. Facility
Series 2007A
11/15/37	6.000%	$3,806,608	$85,649
11/15/42	6.000%	1,522,643	34,259
Metropolitan Pier & Exposition Authority Refunding Revenue Bonds McCormick Series 2010B-2
06/15/50	5.000%	5,000,000	4,511,950
Plano Special Service Area No. 4 Special Tax Bonds Lakewood Springs Project Unit 5 Series 2005 B
03/01/35	6.000%	2,922,000	2,703,318
Railsplitter Tobacco Settlement Authority Revenue Bonds Series 2010
06/01/28	6.000%	5,000,000	5,070,600
Southwestern Illinois Development Authority
Revenue Bonds
Anderson Hospital
Series 1999
08/15/29	5.625%	250,000	241,580
Series 2006
08/15/26	5.125%	1,245,000	1,155,123
Village of Annawan Tax Allocation Bonds Patriot Renewable Fuels LLC Project Series 2007
01/01/18	5.625%	3,590,000	2,914,111
Village of Bolingbrook Sales Tax Revenue Bonds Series 2005
01/01/24	6.250%	1,500,000	992,385
Village of Hillside Tax Allocation Bonds Senior Lien-Mannheim Redevelopment Project Series 2008
01/01/28	7.000%	2,500,000	2,233,325
Village of Lincolnshire Special Tax Bonds Sedebrook Project Series 2004
03/01/34	6.250%	750,000	639,810
Village of Rosemont Tax Allocation Bonds River Road Hotel Parntners Project Series 2007
12/30/23	5.100%	2,800,000	2,188,116
Volo Village Special Service Area No. 3 Special Tax Bonds Symphony Meadows Project Series 2006-1
03/01/36	6.000%	1,993,000	1,550,634

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
ILLINOIS (cont.)
Will-Kankakee Regional Development Authority Prerefunded 12/15/11 Revenue Bonds Flanders Corp./PrecisionAire Series 1997 AMT(a)(c)
12/15/17	6.500%	$495,000	$507,236
Total			62,685,327
INDIANA 0.9%
City of Petersburg Refunding Revenue Bonds Industry Power & Light Series 1991
08/01/21	5.750%	1,000,000	1,012,630
City of Portage Tax Allocation Bonds Ameriplex Project Series 2006
07/15/23	5.000%	700,000	692,503
Indiana Health & Educational Facilities Financing Authority
Revenue Bonds Baptist Homes of Indiana Series 2005
11/15/35	5.250%	2,750,000	2,523,593
Schneck Memorial Hospital Project Series 2006A
02/15/30	5.250%	1,000,000	942,140
Indiana Health Facility Financing Authority
Revenue Bonds Hoosier Care Project Series 1999A
06/01/34	7.125%	1,085,000	962,460
Total			6,133,326
IOWA 0.8%
City of Marion Refunding Revenue Bonds 1st Mortgage Series 2003
01/01/29	8.000%	268,000	261,777
Iowa Finance Authority
Refunding Revenue Bonds
Care Initiatives Project Series 1996
07/01/25	9.250%	405,000	417,239
Revenue Bonds
Care Initiatives Project Series 1998B
07/01/18	5.750%	505,000	465,923
07/01/28	5.750%	1,475,000	1,194,071
Deerfield Retirement Community, Inc. Series 2007A
11/15/15	5.000%	2,210,000	1,953,397
11/15/27	5.500%	1,135,000	816,235
11/15/37	5.500%	750,000	491,678
Total			5,600,320

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
KANSAS 3.1%
City of Lenexa
Improvement Refunding Revenue Bonds
Series 2007
05/15/39	5.500%	$4,250,000	$3,099,950
Revenue Bonds
Lakeview Village, Inc. Project
Series 2009
05/15/29	7.125%	500,000	466,775
05/15/39	7.250%	1,500,000	1,387,470
City of Manhattan
Revenue Bonds
Meadowlark Hills Retirement
Series 2007A
05/15/24	5.000%	3,000,000	2,571,390
05/15/29	5.000%	2,680,000	2,164,153
Wichita Airport Authority Special Revenue Bonds Cessna Citation Service Center Series 2002A AMT (a)
06/15/32	6.250%	1,875,000	1,655,944
Wyandotte County-Kansas City Unified Government
Refunding Revenue Bonds
Sales Tax-2nd Lien-Area B
Series 2005
12/01/20	5.000%	2,595,000	2,655,775
Revenue Bonds
Legends Village West Project
Series 2006
10/01/28	4.875%	2,020,000	1,504,132
Wyandotte County-Kansas City Unified Government(f)
Revenue Bonds
Capital Appreciation Sales Tax Subordinated Lien
Series 2010
06/01/21	0.000%	11,475,000	6,432,541
Total			21,938,130
KENTUCKY 0.3%
Kentucky Economic Development Finance Authority
Refunding Revenue Bonds
1st Mortgage-AHF/KY-IA, Inc. Project
Series 2003
01/01/29	8.000%	822,000	802,913
Revenue Bonds
Louisville Arena
Subordinated Series 2008A-1 (AGM)
12/01/38	6.000%	1,150,000	1,180,671
Total			1,983,584
LOUISIANA 3.0%
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds Westlake Chemical Corp. Series 2010A-2
11/01/35	6.500%	5,000,000	5,175,100

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
LOUISIANA (cont.)
Louisiana Public Facilities Authority
Revenue Bonds
Ochsner Clinic Foundation Project
Series 2007A
05/15/38	5.250%	$5,000,000	$4,358,500
Touro Infirmary Project
Series 1999A
08/15/19	5.500%	510,000	509,995
08/15/29	5.625%	240,000	225,331
Louisiana Public Facilities Authority(c)
Revenue Bonds
Progressive Healthcare
Series 1998
10/01/28	6.375%	2,000,000	1,543,760
New Orleans Aviation Board Revenue Bonds Consolidated Rental Car Series 2009A
01/01/40	6.500%	5,000,000	5,106,900
Parish of St. John the Baptist Revenue Bonds Marathon Oil Corp. Series 2007A
06/01/37	5.125%	5,000,000	4,766,950
Total			21,686,536
MARYLAND 0.8%
City of Westminster Revenue Bonds Carroll Lutheran Village Series 2004A
05/01/34	6.250%	1,750,000	1,486,362
Maryland Economic Development Corp.
Refunding Revenue Bonds
CNX Marine Terminals, Inc.
Series 2010
09/01/25	5.750%	1,000,000	977,390
Revenue Bonds
University of Maryland-College Park Projects
Series 2008
06/01/43	5.875%	2,735,000	2,725,072
Munimae TE Bond Subsidiary LLC(a)(c)(d)
06/30/49	5.800%	1,000,000	680,010
Total			5,868,834
MASSACHUSETTS 3.9%
Massachusetts Development Finance Agency
Refunding Revenue Bonds
1st Mortgage-VOA Concord
Series 2007
11/01/41	5.200%	1,000,000	670,160
Revenue Bonds
Boston Biomedical Research
Series 1999
02/01/19	5.650%	310,000	303,890
02/01/29	5.750%	375,000	328,838
Foxborough Regional Charter School
Series 2010A
07/01/42	7.000%	4,200,000	4,264,302

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
MASSACHUSETTS (cont.)
Groves-Lincoln
Series 2009A
06/01/44	7.875%	$1,500,000	$1,502,730
Series 2009B-1
06/01/16	7.250%	3,500,000	3,500,070
Massachusetts Development Finance Agency(a)
Revenue Bonds
Ogden Haverhill
Series 1999A-RMKT AMT
12/01/14	6.700%	235,000	235,738
Massachusetts Development Finance Agency(c)
Revenue Bonds
Health Care Facility-Alliance
Series 1999A
07/01/32	7.100%	2,035,000	1,794,097
Linden Ponds, Inc. Facility
Series 2007A
11/15/27	5.500%	3,000,000	1,739,400
11/15/35	5.750%	900,000	503,820
11/15/42	5.750%	3,530,000	1,887,844
Massachusetts Educational Financing Authority Revenue Bonds Series 2008H (AGM) AMT(a)
01/01/30	6.350%	3,050,000	3,188,439
Massachusetts Health & Educational Facilities Authority
Prerefunded 12/15/12 Revenue Bonds
Civic Investments
Series 2002A
12/15/15	9.000%	1,100,000	1,224,080
Revenue Bonds
Boston Medical Center Project
Series 2008
07/01/38	5.250%	5,000,000	4,231,700
Milford Regional Medical
Series 2007E
07/15/32	5.000%	1,250,000	1,068,437
Massachusetts Housing Finance Agency Revenue Bonds Housing Series 2005E AMT(a)
12/01/28	5.000%	185,000	182,454
Massachusetts Industrial Finance Agency Refunding Revenue Bonds Ogden Haverhill Project Series 1998A AMT(a)
12/01/19	5.600%	1,000,000	1,002,850
Total			27,628,849
MICHIGAN 4.0%
County of Wayne Limited General Obligation Bonds Building Improvement Series 2009A
11/01/39	6.750%	4,950,000	5,106,519
Garden City Hospital Finance Authority Refunding Revenue Bonds Garden City Hospital Obligation Series 2007A
08/15/38	5.000%	2,250,000	1,545,345

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
MICHIGAN (cont.)
Global Preparatory Academy Refunding Revenue Bonds Series 2007
11/01/26	5.000%	$2,445,000	$1,852,894
Michigan State Hospital Finance Authority
Refunding Revenue Bonds
Henry Ford Health System
Series 2006A
11/15/46	5.250%	3,000,000	2,658,360
Oakwood Obligation Group
Series 2007A
07/15/37	5.000%	5,000,000	4,417,000
Revenue Bonds
McLaren Health Care
Series 2005C
08/01/35	5.000%	2,500,000	2,382,175
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co.- Carollton Series 1998C AMT(a)(c)
11/01/25	6.550%	1,500,000	1,275,285
Michigan Tobacco Settlement Finance Authority
Revenue Bonds
Senior Series 2007A
06/01/34	6.000%	1,000,000	759,180
06/01/48	6.000%	11,000,000	8,006,900
Summit Academy North Refunding Revenue Bonds Series 2005
11/01/35	5.500%	750,000	548,393
Total			28,552,051
MINNESOTA 2.1%
City of Columbia Heights
Refunding Revenue Bonds
Crest View Corp. Projects
Series 2007A
07/01/27	5.550%	1,000,000	797,630
07/01/42	5.700%	2,000,000	1,471,620
City of Eveleth Refunding Revenue Bonds Arrowhead Senior Living Community Series 2007
10/01/27	5.200%	2,375,000	1,842,288
City of Minneapolis Revenue Bonds Riverton Community Housing Project Series 2006A
08/01/40	5.700%	1,600,000	1,286,320
City of Roseville Revenue Bonds Care Institute, Inc. Project Series 1993(c)
11/01/23	7.750%	1,270,000	996,696

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
MINNESOTA (cont.)
City of Sartell
Revenue Bonds
Foundation for Healthcare Project
Series 1999A
09/01/29	6.625%	$2,000,000	$1,962,940
Series 2001A
09/01/30	8.000%	955,000	975,303
Minneapolis & St Paul Housing & Redevelopment Authority Revenue Bonds HealthPartners Obligation Group Project Series 2003
12/01/29	5.875%	400,000	406,772
Minneapolis/St Paul Housing Finance Board Revenue Bonds Mortgage-Backed Securities Program-Cityliving Series 2006A-2 (GNMA/FNMA) AMT(a)
12/01/38	5.000%	77,292	74,486
St. Paul Housing & Redevelopment Authority
Revenue Bonds
Healtheast Project
Series 2005
11/15/30	6.000%	4,000,000	3,653,840
11/15/35	6.000%	2,000,000	1,780,280
Total			15,248,175
MISSISSIPPI 0.6%
County of Lowndes
Refunding Revenue Bonds
Weyerhaeuser Co. Project
Series 1992A
04/01/22	6.800%	1,995,000	2,101,453
Series 1992B
04/01/22	6.700%	230,000	240,552
County of Warren Revenue Bonds International Paper Co. Series 2008A
09/01/32	6.500%	2,000,000	2,082,400
Rankin County Five Lakes Utility District Series 1994(c)
07/15/37	7.000%	250,000	216,733
Total			4,641,138
MISSOURI 4.6%
Cape Girardeau County Industrial Development Authority Revenue Bonds Southeast Missouri Hospital Association Series 2007
06/01/27	5.000%	3,750,000	3,426,150
City of Fenton Refunding Tax Allocation Bonds Gravois Bluffs Redevelopment Project Series 2006
04/01/21	4.500%	245,000	246,580

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
MISSOURI (cont.)
City of Kansas City
Tax Allocation Bonds
Kansas City-Maincor Project
Series 2007A
03/01/18	5.250%	$1,000,000	$973,620
Shoal Creek Parkway Project
Series 2011
06/01/25	6.500%	3,100,000	3,069,062
City of Manchester Refunding Tax Allocation Bonds Highway 141/Manchester Road Project Series 2010
11/01/39	6.875%	5,000,000	5,054,600
City of Riverside Tax Allocation Bonds L-385 Levee Project Series 2004
05/01/20	5.250%	1,275,000	1,310,075
Grundy County Industrial Development Authority Revenue Bonds Wright Memorial Hospital Series 2009
09/01/34	6.750%	2,250,000	2,241,878
Kirkwood Industrial Development Authority Revenue Bonds Aberdeen Heights Series 2010A
05/15/45	8.250%	4,500,000	4,607,100
Saline County Industrial Development Authority Revenue Bonds John Fitzgibbon Memorial Hospital, Inc. Series 2005
12/01/35	5.625%	5,485,000	4,386,903
St. Louis County Industrial Development Authority
Refunding Revenue Bonds
Ranken Jordan Project
Series 2007
11/15/35	5.000%	1,300,000	989,261
Revenue Bonds
St. Andrews Residence for Seniors
Series 2007A
12/01/26	6.250%	2,000,000	1,841,200
12/01/41	6.375%	3,000,000	2,606,280
St. Louis Industrial Development Authority Revenue Bonds Convention Center Hotel Series 2000 (AMBAC)(f)
07/15/18	0.000%	3,000,000	1,925,940
Total			32,678,649
MONTANA 0.1%
Montana Facility Finance Authority Revenue Bonds Senior Living-St. John’s Lutheran Series 2006A
05/15/36	6.125%	1,000,000	850,080

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
NEVADA 0.6%
City of Sparks Senior Sales Tax Anticipation Revenue Bonds Series 2008A(d)
06/15/28	6.750%	$5,000,000	$4,158,850
NEW HAMPSHIRE —%
New Hampshire Business Finance Authority Revenue Bonds Pennichuck Water Works, Inc. Project Escrowed to Maturity Series 1988 AMT(a)
07/01/18	7.500%	210,000	246,937
NEW JERSEY 2.8%
Middlesex County Improvement Authority(g) Subordinated Revenue Bonds
Heldrich Center Hotel Series 2005B
01/01/25	6.125%	2,750,000	270,875
01/01/37	6.250%	6,450,000	635,325
Middlesex County Improvement Authority(c)(g)
Revenue Bonds
Heldrich Center Hotel
Series 2005C
01/01/37	8.750%	1,250,000	127,000
New Jersey Economic Development Authority
Refunding Revenue Bonds
Seabrook Village, Inc. Facility
Series 2006
11/15/36	5.250%	2,250,000	1,778,783
Revenue Bonds
1st Mortgage-Seashore Gardens Project
Series 2006
11/01/26	5.300%	500,000	395,605
Cigarette Tax
Series 2004
06/15/29	5.750%	1,000,000	942,350
New Jersey Economic Development Authority(a)
Refunding Revenue Bonds
Series 2006B AMT
01/01/37	6.875%	4,000,000	3,548,960
Revenue Bonds Continental Airlines, Inc. Project
Series 1999 AMT
09/15/19	6.250%	1,000,000	986,540
09/15/29	6.250%	2,500,000	2,352,350
Series 2003 AMT
06/01/33	9.000%	1,000,000	1,038,420
New Jersey Health Care Facilities Financing Authority Revenue Bonds St. Josephs Healthcare System
Series 2008
07/01/18	6.000%	2,000,000	2,165,400
St. Josephs Healthcare Systems Series 2008
07/01/38	6.625%	3,000,000	3,022,500
Tobacco Settlement Financing Corp. Prerefunded 06/01/13 Revenue Bonds
Series 2003
06/01/39	6.750%	2,000,000	2,240,940

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
NEW JERSEY (cont.)
Tobacco Settlement Financing Corp.(f) Revenue Bonds Capital Appreciation
Series 2007-1C
06/01/41	0.000%	$7,500,000	$296,025
Total			19,801,073
NEW YORK 4.0%
Broome County Industrial Development Agency Revenue Bonds Good Shepard Village
Series 2008A
07/01/40	6.875%	4,000,000	3,778,800
East Rochester Housing Authority Refunding Revenue Bonds Senior Living-Woodland Village Project
Series 2006
08/01/33	5.500%	1,700,000	1,346,451
Huntington Housing Authority Revenue Bonds Gurwin Jewish Senior Residences
Series 1999A
05/01/19	5.875%	1,600,000	1,554,160
05/01/29	6.000%	625,000	571,544
Nassau County Tobacco Settlement Corp. Asset-Backed Revenue Bonds Capital Appreciation
Third Series 2006D(f)
06/01/60	0.000%	25,000,000	150,500
New York City Industrial Development Agency(a) Revenue Bonds American Airlines-JFK International Airport
Series 2005 AMT
08/01/25	7.625%	3,000,000	3,087,930
08/01/28	8.000%	2,000,000	2,069,020
New York Liberty Development Corp. Revenue Bonds National Sports Museum Project
Series 2006A(c)(d)(g)
02/15/19	6.125%	1,979,996	20
New York State Dormitory Authority Revenue Bonds NYU Hospital Center
Series 2007B
07/01/37	5.625%	2,000,000	2,013,640
Series 2011A
07/01/40	6.000%	1,000,000	1,023,020
The New School Series 2010
07/01/50	6.000%	5,000,000	5,229,800
Port Authority of New York & New Jersey Revenue Bonds JFK International Air Terminal
Series 2010
12/01/42	6.000%	1,350,000	1,364,229

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
NEW YORK (cont.)
Port Authority of New York & New Jersey(a) Revenue Bonds 4th Installment-Special Project-Kiac
Series 1996-4 AMT
10/01/11	6.750%	$800,000	$798,576
5th Installment-Special Project
Series 1996-4 AMT
10/01/19	6.750%	120,000	110,792
Seneca County Industrial Development Agency Revenue Bonds Seneca Meadows, Inc. Project
Series 2005 AMT(a)(h)
10/01/35	6.625%	5,000,000	5,000,250
Suffolk County Industrial Development Agency Revenue Bonds Gurwin Jewish-Phase II
Series 2004
05/01/39	6.700%	485,000	462,210
Total			28,560,942
NORTH CAROLINA 1.3%
Durham Housing Authority Revenue Bonds
Series 2005 AMT(a)(c)(d)
02/01/38	5.650%	3,220,625	2,775,857
North Carolina Eastern Municipal Power Agency Revenue Bonds Escrowed to Maturity
Series 1991A
01/01/18	6.500%	3,320,000	4,268,823
North Carolina Medical Care Commission Revenue Bonds Health Care Housing Arc Projects
Series 2004A
10/01/34	5.800%	1,550,000	1,524,580
Stanly Memorial Hospital Project Series 1999
10/01/29	6.375%	1,000,000	1,000,270
Total			9,569,530
NORTH DAKOTA 0.4%
City of Fargo Revenue Bonds Sanford
Series 2011
11/01/31	6.250%	2,500,000	2,672,550
OHIO 1.9%
Buckeye Tobacco Settlement Financing Authority Asset-Backed Revenue Bonds Senior Turbo Series 2007A-2
06/01/24	5.125%	7,000,000	5,739,860
Cleveland-Cuyahoga County Port Authority Revenue Bonds Fairmount Montessori Association Series 2005B (Fifth Third Bank)
05/15/25	5.125%	655,000	556,724

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
OHIO (cont.)
County of Lucas Improvement Refunding Revenue Bonds Lutheran Homes
Series 2010A
11/01/45	7.000%	$5,000,000	$5,088,350
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project
Series 2008(c)
12/01/38	7.000%	2,500,000	1,626,875
Summit County Port Authority Revenue Bonds Seville Projects
Series 2005A
05/15/25	5.100%	415,000	355,713
Total			13,367,522
OKLAHOMA 0.2%
Oklahoma County Finance Authority Revenue Bonds Sail Associates LLC
Series 2007-RMKT AMT (Bank of the West)(a)
12/01/41	5.250%	1,475,000	1,475,000
OREGON 1.5%
City of Forest Grove Revenue Bonds Campus Improvement-Pacific University Project
Series 2009
05/01/39	6.375%	2,000,000	2,059,460
Oak Tree Foundation Project
Series 2007
03/01/37	5.500%	2,900,000	2,599,647
Cow Creek Band of Umpqua Tribe of Indians Revenue Bonds
Series 2006C(b)(d)
10/01/26	5.625%	1,700,000	1,345,975
Warm Springs Reservation Confederated Tribe Revenue Bonds Pelton Round Butte Tribal
Series 2009B(b)
11/01/33	6.375%	2,410,000	2,418,845
Western Generation Agency Revenue Bonds Wauna Cogeneration Project
Series 2006A
01/01/20	5.000%	2,235,000	2,000,146
Total			10,424,073
PENNSYLVANIA 3.6%
Bucks County Industrial Development Authority Revenue Bonds Ann’s Choice, Inc. Facility
Series 2005A
01/01/35	6.250%	1,750,000	1,546,737
Chartiers Valley Industrial & Commercial Development Authority Refunding Revenue Bonds Asbury Health Center
12/01/24	6.375%	750,000	726,533

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
PENNSYLVANIA (cont.)
Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home-1st Mortgage
Series 2002(c)
05/01/32	8.500%	$360,000	$346,054
Dauphin County Industrial Development Authority Revenue Bonds Dauphin Consolidated Water Supply
Series 1992A AMT(a)
06/01/24	6.900%	3,200,000	3,785,472
Montgomery County Industrial Development Authority Revenue Bonds Whitemarsh Community Project
Series 2008
02/01/36	7.000%	2,000,000	1,780,300
Whitemarsh Continuing Care
Series 2005
02/01/28	6.125%	1,400,000	1,197,644
02/01/35	6.250%	1,350,000	1,103,436
Pennsylvania Economic Development Financing Authority Revenue Bonds Allegheny Energy Supply Co.
Series 2009
07/15/39	7.000%	4,000,000	4,192,360
Philadelphia Biosolids Facility
Series 2009
01/01/32	6.250%	3,375,000	3,471,255
Pennsylvania Higher Educational Facilities Authority Revenue Bonds Edinboro University Foundation
Series 2008
07/01/38	5.875%	2,200,000	2,109,624
Series 2010
07/01/30	5.800%	2,500,000	2,460,450
Pennsylvania Industrial Development Authority Refunding Revenue Bonds Economic Development Series 2008
07/01/23	5.500%	2,355,000	2,577,924
Philadelphia Authority for Industrial Development Revenue Bonds Facilities Aero Philadelphia LLC
Series 1999 AMT(a)(c)
01/01/24	5.500%	900,000	673,029
Total			25,970,818
PUERTO RICO 0.8%
Children’s Trust Fund Asset-Backed Revenue Bonds
Series 2005B(b)(f)
05/15/55	0.000%	25,000,000	426,000
Puerto Rico Electric Power Authority Revenue Bonds
Series 2003NN(b)
07/01/20	5.500%	1,005,000	1,092,676

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
PUERTO RICO (cont.)
Puerto Rico Industrial Tourist Educational, Medical & Environmental Control Facilities Financing Authority Revenue Bonds AES Puerto Rico Project
Series 2000 AMT(a)(b)
06/01/26	6.625%	$3,820,000	$3,852,470
Total			5,371,146
SOUTH CAROLINA 1.4%
Laurens County School District No. 055 Revenue Bonds
Series 2005
12/01/30	5.250%	1,300,000	1,298,375
South Carolina Jobs-Economic Development Authority Refunding Revenue Bonds 1st Mortgage-Lutheran Homes
Series 2007
05/01/21	5.375%	1,000,000	903,230
05/01/28	5.500%	1,100,000	910,690
1st Mortgage-Wesley Commons Series 2006
10/01/36	5.300%	3,000,000	2,269,830
Revenue Bonds Kershaw County Medical Center Project
Series 2008
09/15/38	6.000%	5,050,000	4,753,565
Total			10,135,690
SOUTH DAKOTA 0.2%
South Dakota Economic Development Finance Authority Revenue Bonds Pooled Loan Program-Davis Family
Series 2004-4A AMT(a)
04/01/29	6.000%	1,400,000	1,420,006
TENNESSEE 0.1%
Shelby County Health Educational & Housing Facilities Board Revenue Bonds Germantown Village
Series 2003A
12/01/34	7.250%	675,000	621,399
Series 2006
12/01/34	6.250%	475,000	391,699
Total			1,013,098
TEXAS 7.4%
Abilene Health Facilities Development Corp. Revenue Bonds Sears Methodist Retirement System
Series 1998A
11/15/25	5.900%	1,350,000	1,058,508
Series 2003A
11/15/33	7.000%	800,000	678,536
Brazos River Authority Refunding Revenue Bonds TXU Energy Co. LLC Project
Series 2003C AMT(a)
10/01/38	6.750%	1,180,000	436,376

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
TEXAS (cont.)
Capital Area Cultural Education Facilities Finance Corp. Revenue Bonds Roman Catholic Diocese
Series 2005B-RMKT
04/01/45	6.125%	$5,000,000	$5,011,150
Central Texas Regional Mobility Authority Revenue Bonds Subordinated Lien
Series 2011
01/01/41	6.750%	5,000,000	4,844,250
Dallas County Flood Control District No. 1 Unlimited General Obligation Refunding Bonds
Series 2002
04/01/32	7.250%	1,000,000	1,016,720
Dallas-Fort Worth International Airport Facilities Improvement Corp. Refunding Revenue Bonds Subordinated
Series 2000A-RMKT AMT(a)
05/01/29	9.000%	2,250,000	2,307,780
Deaf Smith County Hospital District Limited General Obligation Bonds
Series 2010A
03/01/40	6.500%	4,000,000	3,968,680
El Paso County Housing Finance Corp.(c) Subordinated Revenue Bonds American Village Communities Projects
Series 2000C
12/01/32	8.000%	545,000	546,526
Series 2000D
12/01/32	10.000%	655,000	659,067
Gulf Coast Industrial Development Authority Revenue Bonds Citgo Petroleum Project
Series 1998 AMT(a)
04/01/28	8.000%	875,000	880,565
HFDC of Central Texas, Inc. Revenue Bonds Sears Tyler Methodist
Series 2009A
11/15/44	7.750%	4,000,000	3,625,840
Series 2006A
11/01/36	5.750%	5,000,000	3,975,550
Houston Health Facilities Development Corp. Revenue Bonds Buckingham Senior Living Community
Series 2004A
02/15/34	7.125%	1,000,000	1,168,740
La Vernia Higher Education Finance Corp. Revenue Bonds Kipp, Inc.
Series 2009A
08/15/29	6.000%	1,000,000	1,017,910
08/15/39	6.250%	1,500,000	1,527,570
Mission Economic Development Corp Revenue Bonds Dallas Clean Energy McCommas
Series 2011 AMT(a)
12/01/24	6.875%	5,000,000	5,037,550

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
TEXAS (cont.)
North Texas Tollway Authority Refunding Revenue Bonds Toll 2nd Tier
Series 2008F
01/01/38	5.750%	$2,645,000	$2,645,000
Revenue Bonds 1st Tier
Series 2009A
01/01/39	6.250%	1,500,000	1,554,420
Pharr Higher Education Finance Authority Revenue Bonds Idea Public Schools
Series 2009A
08/15/39	6.500%	3,000,000	2,946,510
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds Air Force Village
Series 2009
11/15/44	6.375%	4,250,000	4,206,140
CC Young Memorial Home
Series 2009A
02/15/38	8.000%	4,000,000	3,951,680
Total			53,065,068
VERMONT 0.1%
Vermont Educational & Health Buildings Financing Agency Prerefunded Revenue Bonds Vermont Law School Project
Series 2003A
01/01/33	5.500%	500,000	558,775
VIRGIN ISLANDS 0.7%
Virgin Islands Public Finance Authority Senior Secured Revenue Bonds Hovensa Coker Project
Series 2002 AMT(a)(b)
07/01/21	6.500%	5,000,000	4,913,350
VIRGINIA 0.8%
Mosaic District Community Development Authority Special Assessment Bonds
Series 2011A
03/01/36	6.875%	2,500,000	2,541,125
Virginia Small Business Financing Authority Revenue Bonds Hampton Roads Proton
Series 2009B
07/01/19	8.000%	2,895,000	3,012,971
Total			5,554,096
WASHINGTON 0.1%
Seattle Housing Authority Revenue Bonds Capital Fund Program-High Rise Rehab
Series 2005I (AGM) AMT(a)
11/01/25	5.000%	1,000,000	977,920

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issue Description	Coupon Rate	Principal Amount	Value
Municipal Bonds (continued)
WISCONSIN 2.1%
Wisconsin Health & Educational Facilities Authority Refunding Revenue Bonds Clement Manor, Inc.
Series 1998
08/15/24	5.750%	$2,152,000	$1,905,531
Three Pillars Senior Communities Series 2003
08/15/23	5.600%	790,000	796,589
Revenue Bonds Aurora Health Care, Inc.
Series 2003
04/15/33	6.400%	700,000	710,416
Fort Healthcare, Inc. Project Series 2004
05/01/34	6.100%	1,965,000	1,933,894
Medical College of Wisconsin Series 2008A
12/01/35	5.250%	5,000,000	4,859,050
St. John’s Community, Inc. Series 2009A
09/15/39	7.625%	1,750,000	1,762,075
St. Johns Communities, Inc. Series 2009C-1
09/15/15	6.400%	2,000,000	1,980,220
Three Pillars Senior Living Series 2004A
08/15/34	5.500%	870,000	789,699

Total			14,737,474
WYOMING 0.4%
County of Campbell Pollution Control Refunding Revenue Bonds Black Hills Power, Inc. Project
Series 2004
10/01/24	5.350%	3,250,000	3,171,415
Total Municipal Bonds
(Cost: $725,311,632)			$679,064,165

Issue Description	Effective Yield	Amount Payable at Maturity	Value
Floating Rate Notes 1.4%
CALIFORNIA 0.7%
California State Department of Water Resources Revenue Bonds VRDN Series 2002C-13 (Dexia Credit Local)(h)
05/01/22	2.750%	$5,000,000	$5,000,000
NEVADA 0.7%
Las Vegas Valley Water District Limited General Obligation Bonds Water Improvement VRDN Series 2006C (Dexia Credit Local)(h)
06/01/36	3.000%	5,000,000	5,000,000
Total Floating Rate Notes
(Cost: $10,000,000)			$10,000,000
		Shares
Money Market Funds 2.9%
Dreyfus Tax-Exempt Cash Management Fund, 0.030%(i)		11,433,533	$11,433,533
JPMorgan Municipal Money Market Fund, 0.000%(i)		9,367,606	9,367,606
Total Money Market Funds
(Cost: $20,801,139)			$20,801,139
Total Investments
(Cost: $756,112,771)			$709,865,304
Other Assets & Liabilities, Net			6,752,168
Total Net Assets			$716,617,472

Notes to Portfolio of Investments

(a)	At June 30, 2011, the value of securities subject to alternative minimum tax represented 11.68% of net assets.

(b)	Municipal obligations include debt obligations issued by or on behalf of territories, possessions, or sovereign nations within the territorial boundaries of the United States. These securities represented 4.57% of net assets at June 30, 2011.

(c)	Identifies issues considered to be illiquid as to their marketability. The aggregate value of such securities at June 30, 2011 was $30,389,619, representing 4.24% of net assets. Information concerning such security holdings at June 30, 2011 was as follows:

Security Description	Acquisition Dates	Cost
Arizona Health Facilities Authority Refunding Revenue Bonds Phoenix Memorial Hospital Series 1991
8.125% 06/01/12	05/23/91	$1,783,069
Broward County Housing Finance Authority Revenue Bonds Chaves Lake Apartments Project Series 2000A AMT
7.500% 07/01/40	03/07/00 – 05/21/07	1,499,501
Cabazon Band Mission Indians Revenue Bonds Series 2004
8.358% 10/01/11	05/14/10	371,139

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost
Series 2004
8.375% 10/01/15	10/04/04 – 05/14/10	$488,250
Series 2004
7.750% 10/01/19	10/04/04 – 05/14/10	2,465,642
Series 2004
8.375% 10/01/20	05/14/10	1,420,000
California Statewide Communities Development Authority Revenue Bonds San Francisco Art Institute Series 2002
7.375% 04/01/32	07/05/02	250,000
Capital Trust Agency Revenue Bonds Atlantic Housing Foundation Subordinated Series 2008B
7.000% 07/15/32	07/23/08	1,425,000
Capital Trust Agency Revenue Bonds Orlando Project Series 2003 AMT
6.750% 01/01/32	06/05/03	630,019
Chester County Industrial Development Authority RHA/Pennsylvania Nursing Home-1st Mortgage Series 2002
8.500% 05/01/32	05/01/02	334,953
City of Roseville Revenue Bonds Care Institute, Inc. Project Series 1993
7.750% 11/01/23	11/01/93	1,270,000
City of Wilmington Revenue Bonds Housing-Electra Arms Senior Associates Project Series 1998 AMT
6.250% 06/01/28	10/08/98	765,211
Durham Housing Authority Revenue Bonds Series 2005 AMT
5.650% 02/01/38	12/18/06	3,220,625
El Paso County Housing Finance Corp. Subordinated Revenue Bonds American Village Communities Projects Series 2000C
8.000% 12/01/32	12/18/00	545,000
Series 2000D
10.000% 12/01/32	12/18/00	655,000
Hickory Chase Community Authority Revenue Bonds Hickory Chase Project Series 2008
7.000% 12/01/38	04/23/08	2,500,000
Illinois Finance Authority Revenue Bonds Leafs Hockey Club Project Series 2007A
6.000% 03/01/37	09/09/10	973,271
Illinois Finance Authority Revenue Bonds Monarch Landing, Inc. Facility Series 2007A
7.000% 12/01/27	03/27/09	872,028
Illinois Finance Authority Revenue Bonds Sedgebrook, Inc. Facility Series 2007A
6.000% 11/15/37	08/09/07	3,814,830
Series 2007A
6.000% 11/15/42	03/26/09	776,198
Louisiana Public Facilities Authority Revenue Bonds Progressive Healthcare Series 1998
6.375% 10/01/28	10/16/98	1,963,660
Massachusetts Development Finance Agency Revenue Bonds Health Care Facility-Alliance Series 1999A
7.100% 07/01/32	09/02/99	2,023,900
Massachusetts Development Finance Agency Revenue Bonds Linden Ponds, Inc. Facility Series 2007A
5.500% 11/15/27	02/19/10	2,238,180
Series 2007A
5.750% 11/15/35	07/01/08 – 02/18/10	764,763
Series 2007A
5.750% 11/15/42	12/05/07 – 07/01/08	3,058,757
Michigan Strategic Fund Refunding Revenue Bonds Michigan Sugar Co. — Carollton Series 1998C AMT
6.550% 11/01/25	11/24/98	1,500,000
Middlesex County Improvement Authority Revenue Bonds Heldrich Center Hotel Series 2005C
8.750% 01/01/37	06/28/06	1,228,125
Munimae TE Bond Subsidiary LLC Revenue Bonds
5.800% 06/30/49	10/14/04	1,000,000
New York Liberty Development Corp. Revenue Bonds National Sports Museum Project Series 2006A
6.125% 02/15/19	08/07/06 – 05/28/08	1,985,478
Oakmont Grove Community Development District Special Assessment Bonds Series 2007 A
5.400% 05/01/38	02/21/07	1,194,000
Series 2007B
5.250% 05/01/12	02/21/07	1,000,000
Philadelphia Authority for Industrial Development Revenue Bonds Facilities Aero Philadelphia LLC Series 1999 AMT
5.500% 01/01/24	04/14/99	861,867
Rankin County Five Lakes Utility District Series 1994
7.000% 07/15/37	10/02/07	250,000
Resolution Trust Corp. Pass-Through Certificates Series 1993A
8.500% 12/01/16	11/12/93	459,589
Sweetwater Creek Community Development District Special Assessment Bonds Series 2007A
5.500% 05/01/38	04/26/07 – 05/12/09	2,773,947
Westridge Community Development District Special Assessment Bonds Series 2005
5.800% 05/01/37	12/22/05	2,650,000

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

Notes to Portfolio of Investments (continued)

Security Description	Acquisition Dates	Cost
West Villages Improvement District Special Assessment Bonds Unit of Development No. 3 Series 2006
5.500% 05/01/37	04/19/06 – 05/18/06	$1,647,600
Will-Kankakee Regional Development Authority Prerefunded 12/15/11 Revenue Bonds Flanders Corp./PrecisionAire Series 1997 AMT
6.500% 12/15/17	12/30/97	495,000

(d)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the value of these securities amounted to $15,047,843 or 2.10% of net assets.

(e)	Represents a security purchased on a when-issued or delayed delivery basis.

(f)	Zero coupon bond.

(g)	Represents securities that have defaulted on payment of interest. The Fund has stopped accruing interest on these securities. At June 30, 2011, the value of these securities amounted to $3,787,840, which represents 0.53% of net assets.

(h)	Interest rate varies to reflect current market conditions, rate shown is the effective rate on June 30, 2011.

(i)	The rate shown is the seven-day current annualized yield at June 30, 2011.

Abbreviation Legend

AGM	Assured Guaranty Municipal Corporation
AMBAC	Ambac Assurance Corporation
AMT	Alternative Minimum Tax
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NPFGC	National Public Finance Guarantee Corporation
VRDN	Variable Rate Demand Note

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 — Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 — Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Columbia High Yield Municipal Fund

June 30, 2011

Fair Value Measurements (continued)

The following table is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

	Fair value at June 30, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Bonds
Municipal Bonds	$—	$679,064,165	$—	$679,064,165
Total Bonds	—	679,064,165	—	679,064,165
Other
Floating Rate Notes	—	10,000,000	—	10,000,000
Unaffiliated Money Market Funds(c)	20,801,139	—	—	20,801,139
Total Other	20,801,139	10,000,000	—	30,801,139
Total	$20,801,139	$689,064,165	$—	$709,865,304

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2011.

The following table is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Municipal Bonds
Balance as of June 30, 2010	$528,500
Accrued discounts/premiums	—
Realized gain (loss)	(438,325)
Change in unrealized appreciation (depreciation)*	226,500
Sales	(316,675)
Purchases	—
Issuances	—
Settlements	—
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of June 30, 2011	$—

*Change	in unrealized appreciation (depreciation) relating to securities held at June 30, 2011 was $0.

Transfers in and/or out of Level 3 are determined based on the fair value at the beginning of the period for security positions held throughout the period.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities – Columbia High Yield Municipal Fund

June 30, 2011

Assets
Investments, at value
(identified cost $756,112,771)	$709,865,304
Receivable for:
Capital shares sold	903,153
Investments sold	5,191,075
Interest	11,330,170
Expense reimbursement due from Investment Manager	458
Trustees’ deferred compensation plan	67,953
Total assets	727,358,113

Liabilities
Payable for:
Investments purchased on a delayed delivery basis	5,789,350
Capital shares purchased	1,368,485
Dividend distributions to shareholders	3,326,642
Investment management fees	8,072
Distribution fees	615
Transfer agent fees	101,687
Administration fees	2,172
Chief compliance officer expenses	415
Other expenses	75,250
Trustees’ deferred compensation plan	67,953
Total liabilities	10,740,641
Net assets applicable to outstanding capital stock	$716,617,472

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Assets and Liabilities (continued) – Columbia High Yield Municipal Fund

June 30, 2011

Represented by
Paid-in capital	$838,412,944
Undistributed net investment income	3,211,890
Accumulated net realized loss	(78,759,895)
Unrealized appreciation (depreciation) on:
Investments	(46,247,467)
Total — representing net assets applicable to outstanding capital stock	$716,617,472
Net assets applicable to outstanding shares
Class A	$63,668,641
Class B	$3,052,488
Class C	$8,508,897
Class Z	$641,387,446
Shares outstanding
Class A	6,630,196
Class B	317,877
Class C	886,167
Class Z	66,787,103
Net asset value per share
Class A(a)	$9.60
Class B	$9.60
Class C	$9.60
Class Z	$9.60

(a)	The maximum offering price per share for Class A is $10.08. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 4.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Operations – Columbia High Yield Municipal Fund

Year ended June 30, 2011

Net investment income
Income:
Dividends	$16,779
Interest	47,452,058
Total income	47,468,837
Expenses:
Investment management fees	3,084,968
Distribution fees
Class B	35,374
Class C	69,938
Service fees
Class A	142,778
Class B	9,433
Class C	18,652
Transfer agent fees
Class A	81,748
Class B	5,058
Class C	11,171
Class Z	798,789
Administration fees	827,759
Compensation of board members	45,953
Pricing and bookkeeping fees	166,025
Custodian fees	25,453
Printing and postage fees	76,906
Registration fees	67,374
Professional fees	102,511
Chief compliance officer expenses	2,014
Line of credit interest expense	119
Other	27,970
Total expenses	5,599,993
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(462,061)
Interest expense reimbursement by Investment Manager	(119)
Expense reductions	(76)
Total net expenses	5,137,737
Net investment income	42,331,100

Realized and unrealized gain (loss) – net
Net realized gain (loss) on:
Investments	(7,614,866)
Net realized loss	(7,614,866)
Net change in unrealized appreciation (depreciation) on:
Investments	(9,701,549)
Net change in unrealized depreciation	(9,701,549)
Net realized and unrealized loss	(17,316,415)
Net increase in net assets resulting from operations	$25,014,685

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets – Columbia High Yield Municipal Fund

Year Ended June 30,	2011	2010

Operations
Net investment income	$42,331,100	$39,411,035
Net realized loss	(7,614,866)	(2,150,911)
Net change in unrealized appreciation (depreciation)	(9,701,549)	71,014,028
Net increase in net assets resulting from operations	25,014,685	108,274,152
Distributions to shareholders from:
Net investment income
Class A	(3,762,746)	(3,738,375)
Class B	(213,473)	(336,155)
Class C	(440,310)	(429,275)
Class Z	(36,635,531)	(34,347,738)
Total distributions to shareholders	(41,052,060)	(38,851,543)
Increase (decrease) in net assets from share transactions	(32,194,792)	120,771,323

Total increase (decrease) in net assets	(48,232,167)	190,193,932
Net assets at beginning of year	764,849,639	574,655,707
Net assets at end of year	$716,617,472	$764,849,639
Undistributed net investment income	$3,211,890	$1,728,108

The Accompanying Notes to Financial Statements are an integral part of this statement.

Statement of Changes in Net Assets (continued) – Columbia High Yield Municipal Fund

Year Ended June 30,	2011		2010
	Shares	Dollars ($)	Shares	Dollars ($)
Capital stock activity
Class A shares
Subscriptions	1,137,035	11,028,366	2,724,407	25,945,561
Distributions reinvested	187,768	1,805,692	204,643	1,945,394
Redemptions	(2,956,583)	(28,527,441)	(1,403,983)	(13,328,513)
Net increase (decrease)	(1,631,780)	(15,693,383)	1,525,067	14,562,442
Class B shares
Subscriptions	16,363	164,369	21,015	200,054
Distributions reinvested	8,469	81,838	15,765	149,362
Redemptions	(320,806)	(3,058,590)	(378,136)	(3,574,031)
Net decrease	(295,974)	(2,812,383)	(341,356)	(3,224,615)
Class C shares
Subscriptions	252,510	2,460,215	231,532	2,197,355
Distributions reinvested	20,046	193,009	19,728	187,674
Redemptions	(337,433)	(3,210,904)	(249,583)	(2,374,418)
Net increase (decrease)	(64,877)	(557,680)	1,677	10,611
Class Z shares
Subscriptions	17,348,274	168,309,034	24,496,505	231,051,837
Distributions reinvested	492,648	4,744,603	518,686	4,928,209
Redemptions	(19,542,118)	(186,184,983)	(13,292,723)	(126,557,161)
Net increase (decrease)	(1,701,196)	(13,131,346)	11,722,468	109,422,885
Total net increase (decrease)	(3,693,827)	(32,194,792)	12,907,856	120,771,323

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights – Columbia High Yield Municipal Fund

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended June 30,
	2011		2010	2009	2008		2007
Class A
Per share data
Net asset value, beginning of period	$9.77		$8.79	$10.32	$11.33		$11.25
Income from investment operations:
Net investment income	0.53		0.52	0.53	0.52		0.51
Net realized and unrealized gain (loss) on investments	(0.19)		0.97	(1.53)	(1.01)		0.08
Total from investment operations	0.34		1.49	(1.00)	(0.49)		0.59
Less distributions to shareholders from:
Net investment income	(0.51)		(0.51)	(0.53)	(0.52)		(0.51)
Net asset value, end of period	$9.60		$9.77	$8.79	$10.32		$11.33
Total return	3.63%		17.25%	(9.60% )	(4.39%	)	5.23%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)	0.91%		0.85%	0.90%	0.95%	(b)	0.95%	(b)
Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)	0.85%	(d)	0.85%	0.90%	0.95%	(b)	0.95%	(b)
Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	0.91%		0.85%	0.90%	0.90%		0.88%
Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(c)	0.85%	(d)	0.85%	0.90%	0.90%		0.88%
Net investment income(c)	5.46%		5.44%	5.90%	4.84%		4.43%
Supplemental data
Net assets, end of period (in thousands)	$63,669		$80,691	$59,189	$74,593		$89,977
Portfolio turnover	23%		18%	26%	32%		27%

See Accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia High Yield Municipal Fund

	Year ended June 30,
	2011		2010	2009	2008		2007
Class B
Per share data
Net asset value, beginning of period	$9.77		$8.79	$10.32	$11.33		$11.25
Income from investment operations:
Net investment income	0.46		0.45	0.46	0.44		0.42
Net realized and unrealized gain (loss) on investments	(0.19)		0.97	(1.53)	(1.01)		0.08
Total from investment operations	0.27		1.42	(1.07)	(0.57)		0.50
Less distributions to shareholders from:
Net investment income	(0.44)		(0.44)	(0.46)	(0.44)		(0.42)
Net asset value, end of period	$9.60		$9.77	$8.79	$10.32		$11.33
Total return	2.85%		16.39%	(10.27% )	(5.10%	)	4.45%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)	1.65%		1.60%	1.65%	1.70%	(b)	1.70%	(b)
Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)	1.60%	(d)	1.60%	1.65%	1.70%	(b)	1.70%	(b)
Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	1.65%		1.60%	1.65%	1.65%		1.63%
Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(c)	1.60%	(d)	1.60%	1.65%	1.65%		1.63%
Net investment income(c)	4.69%		4.72%	5.13%	4.09%		3.68%
Supplemental data
Net assets, end of period (in thousands)	$3,052		$5,995	$8,392	$11,945		$17,407
Portfolio turnover	23%		18%	26%	32%		27%

See Accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia High Yield Municipal Fund

	Year ended June 30,
	2011	2010	2009	2008		2007
Class C
Per share data
Net asset value, beginning of period	$9.77	$8.79	$10.32	$11.33		$11.25
Income from investment operations:
Net investment income	0.48	0.46	0.48	0.46		0.44
Net realized and unrealized gain (loss) on investments	(0.20)	0.97	(1.54)	(1.01)		0.08
Total from investment operations	0.28	1.43	(1.06)	(0.55)		0.52
Less distributions to shareholders from:
Net investment income	(0.45)	(0.45)	(0.47)	(0.46)		(0.44)
Net asset value, end of period	$9.60	$9.77	$8.79	$10.32		$11.33
Total return	3.01%	16.55%	(10.14% )	(4.96%	)	4.61%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)	1.66%	1.60%	1.65%	1.70%	(b)	1.70%	(b)
Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)(d)	1.45%	1.45%	1.50%	1.55%	(b)	1.55%	(b)
Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	1.66%	1.60%	1.65%	1.65%		1.63%
Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(c)(d)	1.45%	1.45%	1.50%	1.50%		1.48%
Net investment income(c)	4.88%	4.85%	5.29%	4.24%		3.82%
Supplemental data
Net assets, end of period (in thousands)	$8,509	$9,288	$8,341	$11,090		$14,134
Portfolio turnover	23%	18%	26%	32%		27%

See Accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement.

Financial Highlights (continued) – Columbia High Yield Municipal Fund

	Year ended June 30,
	2011		2010	2009	2008		2007
Class Z
Per share data
Net asset value, beginning of period	$9.77		$8.79	$10.32	$11.33		$11.25
Income from investment operations:
Net investment income	0.55		0.54	0.55	0.54		0.53
Net realized and unrealized gain (loss) on investments	(0.19)		0.97	(1.54)	(1.01)		0.08
Total from investment operations	0.36		1.51	(0.99)	(0.47)		0.61
Less distributions to shareholders from:
Net investment income	(0.53)		(0.53)	(0.54)	(0.54)		(0.53)
Net asset value, end of period	$9.60		$9.77	$8.79	$10.32		$11.33
Total return	3.82%		17.48%	(9.42% )	(4.20%	)	5.44%
Ratios to average net assets(a)
Expenses prior to fees waived or expenses reimbursed (including interest and fee expense)	0.71%		0.65%	0.70%	0.75%	(b)	0.75%	(b)
Net expenses after fees waived or expenses reimbursed (including interest and fee expense)(c)	0.65%	(d)	0.65%	0.70%	0.75%	(b)	0.75%	(b)
Expenses prior to fees waived or expenses reimbursed (excluding interest and fee expense)	0.71%		0.65%	0.70%	0.70%		0.68%
Net expenses after fees waiver or expenses reimbursed (excluding interest and fee expense)(c)	0.65%	(d)	0.65%	0.70%	0.70%		0.68%
Net investment income(c)	5.68%		5.64%	6.07%	5.03%		4.63%
Supplemental data
Net assets, end of period (in thousands)	$641,387		$668,875	$498,734	$629,219		$698,454
Portfolio turnover	23%		18%	26%	32%		27%

Notes to Financial Highlights

(a)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(b)

Ratios include interest and fee expense related to the Fund’s participation in certain inverse floater programs, if any. Due to an equal increase in interest income from fixed rate municipal bonds held in trust, there is no impact on the Fund’s net assets, net asset value per share, total return or net investment income.

(c)	The benefits derived from expense reductions had an impact of less than 0.01%.

(d)	The Investment Manager and its affiliates agreed to waive/reimburse certain fees and expenses (excluding fees and expenses of acquired funds).

The Accompanying Notes to Financial Statements are an integral part of this statement.

Notes to Financial Statements – Columbia High Yield Municipal Fund

June 30, 2011

Note 1. Organization

Columbia High Yield Municipal Fund (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, and Class Z shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision

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June 30, 2011

of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Delayed Delivery Securities and Forward Sale Commitments

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a “when-issued” basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies within its portfolio of investments cash or liquid securities in an amount equal to the delayed delivery commitment.

The Fund may enter into forward sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of forward sale commitments are not received until the contractual settlement date. While a forward sale commitment is outstanding, equivalent deliverable securities or an offsetting forward purchase commitment deliverable on or before the sale commitment date, are used to satisfy the commitment.

Unsettled forward sale commitments are valued at the current market value of the underlying securities, generally according to the procedures described under “Security Valuation” above. The forward sale commitment is “marked-to-market” daily and the change in market value is recorded by the Fund as an unrealized gain or loss. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment, the Fund realizes a gain or loss. If the Fund delivers securities under the commitment, the Fund realizes a gain or a loss from the sale of the securities based upon the market price established at the date the commitment was entered into.

Restricted Securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board. The Fund will not incur any registration costs upon such resale.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Interest income is recorded on the accrual basis. Market premium and discount are amortized and accreted, respectively, on all debt securities, unless otherwise noted. Original issue discount is accreted to interest income over the life of the security with a corresponding increase in the cost basis, if any.

Corporate actions and dividend income are recorded on the ex-dividend date.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses which are charged directly to a share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax exempt or taxable income (including net short-term capital gains), if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and

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June 30, 2011

certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), determines which securities will be purchased, held or sold. The management fee is an annual fee that is equal to a percentage of the Fund’s average daily net assets that declines from 0.45% to 0.40% as the Fund’s net assets increase. The management fee for the year ended June 30, 2011 was 0.41% of the Fund’s average daily net assets.

In September 2010, the Board approved an amended IMSA that includes an annual management fee rate that declines from 0.47% to 0.30% as the Fund’s net assets increase. The new IMSA was approved by the Fund’s shareholders at a meeting held on February 15, 2011, and the fee change became effective on July 1, 2011.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. The Fund pays the Fund

Administrator an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.15% to 0.10% as the Fund’s net assets increase. The administrative fee for the year ended June 30, 2011 was 0.11% of the Fund’s average daily net assets.

In September 2010, the Board approved an amended Administrative Services Agreement that includes an annual administration fee rate that declines from 0.07% to 0.04% as the Fund’s net assets increase. The amended Administrative Services Agreement became effective on July 1, 2011.

Pricing and Bookkeeping Fees

Prior to May 16, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective May 16, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The Board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

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June 30, 2011

Transfer Agent Fees

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses.

For the year ended June 30, 2011, the Fund’s transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.12%
Class B	0.11
Class C	0.12
Class Z	0.12

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended June 30, 2011, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.20% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The Distributor has voluntarily agreed to waive a portion of the distribution fee for Class C shares so that the combined distribution and service fee does not exceed 0.80% annually of the average daily net assets attributable to Class C shares. This arrangement may be modified or terminated by the Distributor at any time.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $86,418 for Class A, $5,146 for Class B and $2,768 for Class C for the year ended June 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

For the year ended June 30, 2011, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s net operating expenses (excluding certain expenses, such as any distribution and service fees, brokerage commissions, interest, taxes, acquired fund fees and expenses and extraordinary expenses) so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed 0.65% of the Fund’s average daily net assets.

Effective July 1, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2012, unless sooner terminated at the sole discretion of the Board, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian,

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June 30, 2011

do not exceed the following annual rates as a percentage of each class’ average daily net assets:

Class A	0.80%
Class B	1.55
Class C	1.55
Class Z	0.60

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in other affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board. This agreement may be modified or amended only with approval from all parties.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, market discount reclasses, default bond sales and expired capital loss carryforwards were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Undistributed net investment income	$204,742
Accumulated net realized loss	493,206
Paid-in capital	(697,948)

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended June 30,	2011	2010
Tax-Exempt Income	$40,757,181	$38,819,554
Ordinary Income*	294,879	31,988

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed tax-exempt income	$7,458,654
Undistributed long-term gain	—
Unrealized depreciation*	(44,683,317)

*	The differences between book-basis and tax-basis net unrealized depreciation are primarily due to deferral of losses from wash sales, AICPA amortization/accretion and market discount.

At June 30, 2011, the cost of investments for federal income tax purposes was $754,548,621 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$21,242,379
Unrealized depreciation	(65,925,696)

Net unrealized depreciation	$(44,683,317)

The following capital loss carryforward, determined at June 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2012	$1,587,432
2013	5,621,572
2014	466,991
2015	1,471,699
2016	5,694,295
2017	17,741,445
2018	35,721,468
2019	4,244,605

Total	$72,549,507

For the year ended June 30, 2011, $697,947 of capital loss carryforward expired unused.

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June 30, 2011

It is unlikely the Board will authorize a distribution of any net realized capital gains until the available capital loss carryforward has been offset or expires. There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Under current tax rules, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of June 30, 2011, post-October losses of $5,918,573 attributed to security transactions were deferred to July 1, 2011.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $169,165,770 and $215,057,863, respectively, for the year ended June 30, 2011.

Note 6. Lending of Portfolio Securities

Effective May 16, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At June 30, 2011, the Fund had no securities out on loan.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended June 30, 2011, if any, is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 7. Custody Credits

Prior to May 16, 2011 the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Effective May 16, 2011, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period from July 1, 2010 through May 15, 2011, these credits reduced total expenses by $76.

Note 8. Shareholder Concentration

At June 30, 2011 one shareholder account owned 77.0% of the outstanding shares of the Fund. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 9. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency

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June 30, 2011

purposes. The credit facility became effective on May 16, 2011, replacing a prior credit facility with State Street (as discussed below). The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $422.5 million. The collective borrowing amount will increase during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to May 16, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $225 million committed, unsecured revolving credit facility provided by State Street.

Prior to March 28, 2011, the collective borrowing amount of the credit facility was $280 million. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended June 30, 2011, the average daily loan balance outstanding on days where borrowing existed was $2,900,000 at a weighted average interest rate of 1.48%.

For the year ended June 30, 2011, the Investment Manager reimbursed the Fund $119 of interest expense.

Note 10. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that invests in a wider range of industries.

High Yield Securities Risk

Investing in high-yield fixed income securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as “junk” bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Geographic Concentration Risk

The Fund had greater than 5% of its total net assets at June 30, 2011, invested in debt obligations issued by each of California (11.2%), Florida (9.9%), Illinois (8.7%) and Texas (7.4%) and their political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of these states’ or territories’ municipal securities than are municipal bond funds that are not concentrated to the same extent in these issuers.

Tax Development Risk

The Fund purchases municipal securities whose interest, in the opinion of bond counsel, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that an issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. As a shareholder of the Fund, you may be required to file an amended tax return as a result.

Note 11. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 3 and Note 9 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 12. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of

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June 30, 2011

Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce

(MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia High Yield Municipal Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Municipal Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 22, 2011

Federal Income Tax Information (Unaudited) – Columbia High Yield Municipal Fund

For the fiscal year ended June 30, 2011, 99.28% of the distributions from net investments income of the Fund qualified as exempt interest dividends for federal income tax purposes. A portion of income may be subject to federal alternative minimum tax.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below, as of May 2, 2011. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); the Helios Funds (exchange-traded funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation.

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

Shareholder Meeting Results

At a Joint Special Meeting of Shareholders held on February 15, 2011, shareholders of the Fund considered a proposal to approve a proposed amendment to the Investment Management Services Agreement with Columbia Management Investment Advisers, LLC. The proposal was approved as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
597,744,180	8,967,254	3,793,846	0

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia High Yield Municipal Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

Columbia High Yield Municipal Fund

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1356 C (08/11)

Columbia Small Cap Value Fund I

Annual Report for the Period Ended June 30, 2011

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict, so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President’s Message

Dear Shareholder:

The Columbia Management story began over 100 years ago, and today, we are one of the nation’s largest dedicated asset managers. The recent acquisition by Ameriprise Financial, Inc. brings together the talents, resources and capabilities of Columbia Management with those of RiverSource Investments, Threadneedle (acquired by Ameriprise in 2003) and Seligman Investments (acquired by Ameriprise in 2008) to build a best-in-class asset management business that we believe is truly greater than its parts.

RiverSource Investments traces its roots to 1894 when its then newly-founded predecessor, Investors Syndicate, offered a face-amount savings certificate that gave small investors the opportunity to build a safe and secure fund for retirement, education or other special needs. A mutual fund pioneer, Investors Syndicate launched Investors Mutual Fund in 1940. In the decades that followed, its mutual fund products and services lineup grew to include a full spectrum of styles and specialties. More than 110 years later, RiverSource continues to be a trusted financial products leader.

Threadneedle, a leader in global asset management and one of Europe’s largest asset managers, offers sophisticated international experience from a dedicated U.K. management team. Headquartered in London, it is named for Threadneedle Street in the heart of the city’s financial district, where British investors pioneered international and global investing. Threadneedle was acquired in 2003 and today operates as an affiliate of Columbia Management.

Seligman Investments’ beginnings date back to the establishment of the investment firm J. & W. Seligman & Co. in 1864. In the years that followed, Seligman played a major role in the geographical expansion and industrial development of the United States. In 1874, President Ulysses S. Grant named Seligman as fiscal agent for the U.S. Navy — an appointment that would last through World War I. Seligman helped finance the westward path of the railroads and the building of the Panama Canal. The firm organized its first investment company in 1929 and began managing its first mutual fund in 1930. In 2008, J. & W. Seligman & Co. Incorporated was acquired and Seligman Investments became an offering brand of RiverSource Investments, LLC.

We are proud of the rich and distinctive history of these firms, the strength and breadth of products and services they offer, and the combined cultures of pioneering spirit and forward thinking. Together we are committed to providing more for our shareholders than ever before.

■

A singular focus on our shareholders. Our business is asset management, so investors are our first priority. We dedicate our resources to identifying timely investment opportunities and provide a comprehensive choice of equity, fixed-income and alternative investments to help meet your individual needs.

■

First-class research and thought leadership. We are dedicated to helping you take advantage of today’s opportunities and anticipate tomorrow’s. We stay abreast of the latest investment trends and ideas, using our collective insight to evaluate events and transform them into solutions you can use.

■

A disciplined investment approach. We aren’t distracted by passing fads. Our teams adhere to a rigorous investment process that helps ensure the integrity of our products and enables you and your financial advisor to match our solutions to your objectives with confidence.

When you choose Columbia Management, you can be confident that we will take the time to understand your needs and help you and your financial advisor identify the solutions that are right for you. Because at Columbia Management, we don’t consider ourselves successful unless you are.

Sincerely,

J. Kevin Connaughton

President, Columbia Funds

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. The prospectus should be read carefully before investing.

Columbia Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

© 2011 Columbia Management Investment Advisers, LLC. All rights reserved.

Fund Profile – Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Summary

1-year return as of 06/30/11

+30.67% Class A shares (without sales charge)

+31.35% Russell 2000 Value Index

Morningstar Style BoxTM

Equity Style

The Morningstar Style BoxTM is based on the fund’s portfolio holdings. For equity funds, the vertical axis shows the market capitalization of the stocks owned, and the horizontal axis shows investment style (value, blend, or growth). Information shown is based on the most recent data provided by Morningstar.

® 2011 Morningstar, Inc. All rights reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Summary

■	For the 12-month period that ended June 30, 2011, the fund’s Class A shares returned 30.67% without sales charge.

■	The fund’s performance was just short of the return of its benchmark, the Russell 2000 Value Index[1] and the average return of competing funds in the Lipper Small-Cap Value Funds Classification.[2]

■	Favorable sector weights helped performance versus the Russell index, while stock selection was modestly disappointing.

Portfolio Management

Stephen D. Barbaro has managed or co-managed the fund since 2002 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Barbaro was associated with the fund’s previous Investment Manager or its predecessors since 1976.

Jeremy H. Javidi has co-managed the fund since 2005 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Javidi was associated with the fund’s previous Investment Manager or its predecessors since 2000.

John S. Barrett has co-managed the fund since 2011 and has been associated with the advisor since May 2010. Prior to joining the advisor, Mr. Barrett was associated with the fund’s previous Investment Manager or its predecessors since 2003.

[1]	The Russell 2000 Value Index tracks the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Indices are not available for investment, are not professionally managed and do not reflect sales charges, fees, brokerage commissions, taxes or other expenses of investing. Securities in the fund may not match those in an index.

1

Performance Information – Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Net asset value per share

as of 06/30/11 ($)

Class A	46.21

Class B	37.54

Class C	39.73

Class I	48.60

Class R	46.23

Class Y	48.60

Class Z	48.53

Distributions declared per share

07/01/10 – 06/30/11 ($)

Class A	0.59

Class B	0.30

Class C	0.30

Class I	0.76

Class R	0.51

Class Y	0.76

Class Z	0.69

Performance of a $10,000 investment 07/01/01 – 06/30/11

The chart above shows the change in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Value Fund I during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

Performance of a $10,000 investment 07/01/01 – 06/30/11 ($)

Sales charge	without	with
Class A	22,969	21,647
Class B	21,314	21,314
Class C	21,314	21,314
Class I	n/a	n/a
Class R	n/a	n/a
Class Y	23,680	n/a
Class Z	23,594	n/a

Average annual total return as of 06/30/11 (%)

Share class	A		B		C		I	R	Y	Z
Inception	07/25/86		11/09/92		01/15/96		09/27/10	09/27/10	07/15/09	07/31/95
Sales charge	without	with	without	with	without	with	without	without	without	without
1-year	30.67	23.15	29.76	24.76	29.71	28.71	n/a	n/a	31.27	31.00
5-year	4.29	3.06	3.51	3.20	3.51	3.51	n/a	n/a	4.63	4.55
10-year/ Life	8.67	8.03	7.86	7.86	7.86	7.86	22.29	21.68	9.00	8.96

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares and the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the Investment Manager and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class I, Class Y and Class Z shares are sold at net asset value with no distribution and service (Rule 12b-1) fees. Class R shares are sold at net asset value with a distribution (Rule 12b-1) fee. Class I, Class R, Class Y and Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or on the redemption of fund shares.

The returns for Class Y shares include the returns for Class Z shares for the periods prior to July 15, 2009. The returns shown have not been adjusted to reflect any differences in expenses between Class Y shares and Class Z shares. Class Y shares commenced operations on July 15, 2009. Class I and Class R shares commenced operations on September 27, 2010.

2

Understanding Your Expenses – Columbia Small Cap Value Fund I

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees or exchange fees. There are also ongoing costs, which generally include investment advisory fees, distribution and service (Rule 12b-1) fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “Actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “Hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Investment Services Corp., your account balance is available online at www.columbiamanagement.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their financial intermediary, contact your financial intermediary firm to obtain your account balance.
1.	Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “Actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account may be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

01/01/11 – 06/30/11

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,032.20	1,018.50	6.40	6.36	1.27
Class B	1,000.00	1,000.00	1,028.50	1,014.78	10.16	10.09	2.02
Class C	1,000.00	1,000.00	1,028.20	1,014.78	10.16	10.09	2.02
Class I	1,000.00	1,000.00	1,034.50	1,020.68	4.19	4.16	0.83
Class R	1,000.00	1,000.00	1,031.50	1,017.21	7.71	7.65	1.53
Class Y	1,000.00	1,000.00	1,034.50	1,020.73	4.14	4.11	0.82
Class Z	1,000.00	1,000.00	1,033.40	1,019.74	5.14	5.11	1.02

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the Investment Manager and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

3

Portfolio Managers’ Report – Columbia Small Cap Value Fund I

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiamanagement.com for daily and most recent month-end performance updates.

Top 10 holdings

As of 06/30/11 (%)

Healthspring	1.2

OM Group	1.2

Global Indemnity	1.0

Cash America International	0.9

Greif	0.9

Rent-A-Center	0.8

Robbins & Myers	0.8

Stone Energy	0.8

DiamondRock Hospitality	0.7

Hancock Holding	0.7

Top 5 Sectors

As of 06/30/11 (%)

Financials	27.8

Industrials	17.0

Information Technology	14.4

Health Care	9.7

Consumer Discretionary	9.7

The fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period that ended June 30, 2011, the fund’s Class A shares returned 30.67% without sales charge. By comparison, the fund’s benchmark, the Russell 2000 Value Index, returned 31.35%. The average return of competing funds was 32.03%, as measured by the Lipper Small-Cap Value Funds Classification. Sector allocations aided results versus the index, as the fund favored sectors that would benefit from a gradual economic recovery. Stock selection, however, nicked performance mainly due to underperformance in financials and materials. We believe our focus on high quality small-cap companies with strong balance sheets and good cash flows whose stocks were selling at a discount hindered performance versus the Lipper peer group, as many of the fund’s competitors had larger average market caps and higher exposure to lower quality stocks, both of which outperformed higher quality smaller caps. In addition, stocks whose prices were generally outperforming beat the out-of-favor types of names the fund tends to own.

Backdrop of a sluggish expansion

As the impact of Japan’s first-quarter natural disasters worked its way through the global supply chain and Europe scrambled, once again, to prop up debtor nations — notably Greece — the pace of economic growth slowed around the world. In the United States, unfriendly spring storms cut a swath of destruction across the Midwest, as well as southern and eastern coastal states, while Washington wrangled over the deficit and the federal debt ceiling.

Against this backdrop, the U.S. economy expanded at an estimated 1.6% over the past 12 months, as measured by gross domestic product (GDP). Growth picked up in the third and fourth quarters of 2010, but concerns emerged as the housing market continued its five-year slide and the job market disappointed with fewer-than-expected new jobs and higher unemployment at the end of the period. Even though news on the job front was positive, the number of new jobs added was significantly below expectations for this stage of an economic recovery. Disappointingly low figures for May and June and a hike in the unemployment rate were especially troubling. Yet, with corporate profits expanding at a solid pace, hope remained for a better second half showing in 2011.

Personal income surged in January as payroll tax cuts kicked in, and it continued to edge higher through the end of the period. With incomes on the rise, consumer spending on cars, clothing and other goods trended upward during the 12-month period. However, rising food and energy costs generally offset income gains and spending, in real terms, was flat to down.

On June 30, 2011, the Federal Reserve Board ended its program of large-scale Treasury purchases aimed at shoring up the economy and building confidence in the markets. Even though it did not do much to lift growth, it quelled fears of a relapse into recession and helped push stocks sharply higher. The buyback program also led to a strong rise in commodity prices and a reduction in interest rates. GDP expanded at a mere 0.40% in the first quarter of 2011 with second quarter growth estimated at 1.3%.

Small-cap stocks outperform large

Stocks rallied sharply for the first six months of the period, but were more volatile in the second half as weather-related events in Japan and the U.S. distorted some year-over-year comparisons. Riskier assets — including small-cap stocks — benefited once the Fed decided to pump more liquidity into the system through the Treasury purchase program. Materials and energy were among the top performing sectors in the Russell 2000 Value Index. Health care stocks also generated robust gains, as investors began realizing that health care reform was not going to be the headwind they had originally expected. Within the index, all three sectors posted returns of 50% or more for the year.

4

Portfolio Managers’ Report (continued) – Columbia Small Cap Value Fund I

Biggest gains from energy and health care

Strong security selection in the energy sector had the biggest positive impact on performance. Top contributors included International Coal, a coal producer that was taken over at a big premium, and Stone Energy (0.8% of net assets), a domestic oil and gas producer benefiting from drilling success and an acquisition that significantly improved its reserve position. International Coal was no longer held at period end. The fund also picked up ground from having an overweight in health care, where performance nearly matched that of the sector within the index. Top contributors included Healthspring (1.2% of net assets), a managed care company that recently made a big acquisition and benefited from favorable investor sentiment.

Underperformance from financials and materials

The fund lost ground versus the index in financials, where lower interest rates hurt many of its holdings. Disappointments included Bank Mutual (0.4% of net assets), a thrift in Wisconsin, and Knight Capital (0.6% of net assets), a capital markets company. Bank Mutual was hurt by increased loan delinquencies, as home prices continued to decline and the state’s economic conditions remained distressed. Knight Capital suffered as trading volumes fell. Returns from the materials sector were quite strong, but lagged those in the index. The fund, however, offset some of this underperformance by having an overweight in this leading sector and holding some strong performers. Among the latter was OM Group (1.2% of net assets), a company that supplies cobalt, which is used in rechargeable batteries. OM Group moved sharply higher, thanks to strong sales growth, driven by growing demand for rechargeable batteries. Elsewhere, detractors included office supply store OfficeMax (0.4% of net assets), which missed first-quarter earnings estimates due to weak employment trends. In industrials, Broadwind Energy (0.3% of net assets), which supplies towers and gear for wind turbines, fell short of expectations, due in part to uncertainty around the tax benefits for wind farms.

Positioned for slow improvement in economy

Going forward, we expect continued general improvement in the economy, although we think growth will be slow. The fund ended the period with modest overweights in more economically sensitive sectors, such as technology, materials, energy and industrials. Whether or not the market remains volatile in the near term, we plan to stick with our long-term focus on high quality companies with strong balance sheets, tremendous free cash flow and reasonably valued stocks. Although the market has had a strong run this past year, we continue to find attractively priced securities that meet these investment criteria.

Portfolio characteristics and holdings are subject to change periodically and may not be representative of current characteristics and holdings. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity securities are subject to stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Value stocks are stocks of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the manager’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the manager has placed on it.

5

Portfolio of Investments – Columbia Small Cap Value Fund I

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks 99.9%
Consumer Discretionary 9.7%
Diversified Consumer Services 0.6%
Lincoln Educational Services Corp.(a)	322,883	$5,537,443
Regis Corp.(a)	402,196	6,161,643

Total		11,699,086
Hotels, Restaurants & Leisure 1.5%
Benihana, Inc., Class A(b)	513,250	5,383,992
Bob Evans Farms, Inc.(a)	290,211	10,148,679
PF Chang’s China Bistro, Inc.(a)	177,590	7,146,222
Red Robin Gourmet Burgers, Inc.(a)(b)	193,221	7,029,380

Total		29,708,273
Household Durables 1.1%
American Greetings Corp., Class A(a)	305,800	7,351,432
Cavco Industries, Inc.(a)(b)	159,045	7,157,025
CSS Industries, Inc.	287,103	6,009,066

Total		20,517,523
Leisure Equipment & Products 0.4%
JAKKS Pacific, Inc.(a)(b)	466,597	8,590,051
Specialty Retail 5.2%
Aaron’s, Inc.(a)	307,860	8,700,124
America’s Car-Mart, Inc.(a)(b)	248,695	8,206,935
Childrens Place Retail Stores, Inc.(The)(a)(b)	129,990	5,783,255
Finish Line, Inc., Class A(The)	486,754	10,416,536
GameStop Corp., Class A(a)(b)	282,803	7,542,356
hhgregg, Inc.(a)(b)	472,945	6,337,463
Men’s Wearhouse, Inc.(The)(a)	342,436	11,540,093
OfficeMax, Inc.(a)(b)	975,640	7,658,774
Pacific Sunwear of California, Inc.(a)(b)	1,880,082	4,907,014
RadioShack Corp.(a)	441,230	5,872,771
Rent-A-Center, Inc.(a)	519,565	15,877,906
Shoe Carnival, Inc.(a)(b)	301,140	9,079,371

Total		101,922,598
Textiles, Apparel & Luxury Goods 0.9%
Jones Group, Inc.(The)	878,340	9,529,989
Movado Group, Inc.(a)	465,155	7,958,802

Total		17,488,791
Total Consumer Discrectionary		189,926,322
Consumer Staples 2.1%
Food & Staples Retailing 1.4%
Andersons, Inc.(The)(a)	213,140	9,005,165
Ruddick Corp.(a)	246,010	10,711,275
Spartan Stores, Inc.(a)	402,456	7,859,966

Total		27,576,406
Food Products 0.7%
Chiquita Brands International, Inc.(b)	80,882	1,053,084
Fresh Del Monte Produce, Inc.(a)(d)	444,627	11,858,202

Total		12,911,286
Total Consumer Staples		40,487,692
Energy 7.2%
Energy Equipment & Services 2.5%
Cal Dive International, Inc.(a)(b)	1,282,730	7,670,726

Issuer	Shares	Value
Common Stocks (continued)
Energy (cont.)
Energy Equipment & Services (cont.)
Gulf Island Fabrication, Inc.(a)	348,690	$11,255,713
Matrix Service Co.(a)(b)	500,400	6,695,352
TGC Industries, Inc.(b)	832,517	5,319,784
Tidewater, Inc.	148,930	8,013,923
Union Drilling, Inc.(b)	899,228	9,253,056

Total		48,208,554
Oil, Gas & Consumable Fuels 4.7%
Berry Petroleum Co., Class A(a)	216,880	11,522,834
Bill Barrett Corp.(a)(b)	245,770	11,391,439
Cloud Peak Energy, Inc.(a)(b)	381,324	8,122,201
James River Coal Co.(a)(b)	449,850	9,365,877
Nordic American Tanker Shipping Ltd.(a)(d)	415,190	9,441,421
Stone Energy Corp.(a)(b)	487,658	14,819,927
Swift Energy Co.(a)(b)	307,869	11,474,278
VAALCO Energy, Inc.(a)(b)	1,052,987	6,338,982
World Fuel Services Corp.(a)	295,523	10,618,141

Total		93,095,100
Total Energy		141,303,654
Financials 27.8%
Capital Markets 2.4%
GFI Group, Inc.(a)	1,588,260	7,290,113
INTL FCStone, Inc.(a)(b)	391,808	9,485,672
Investment Technology Group, Inc.(a)(b)	548,775	7,693,826
Knight Capital Group, Inc., Class A(b)	1,011,900	11,151,138
Medallion Financial Corp.(a)	461,621	4,500,805
Piper Jaffray Companies(a)(b)	241,130	6,946,955

Total		47,068,509
Commercial Banks 6.5%
Ameris Bancorp(b)	692,161	6,139,468
BancFirst Corp.(a)	185,401	7,156,479
BancTrust Financial Group, Inc.(a)(b)	472,658	1,214,731
Bryn Mawr Bank Corp.	367,216	7,436,124
Chemical Financial Corp.(a)	449,953	8,441,118
Columbia Banking System, Inc.(a)	480,335	8,271,369
Community Trust Bancorp, Inc.(a)	295,954	8,203,845
First Citizens BancShares Inc., Class A	47,388	8,871,981
First Commonwealth Financial Corp.(a)	1,606,314	9,220,242
First Financial Corp.(a)	329,376	10,783,770
First National Bank of Alaska	2,615	4,340,900
Hancock Holding Co.	437,128	13,542,226
Investors Bancorp, Inc.(a)(b)	495,743	7,039,551
Merchants Bancshares, Inc.	293,655	7,185,738
Northfield Bancorp, Inc.(a)	404,755	5,690,855
Northrim BanCorp, Inc.(c)	365,461	6,932,795
West Coast Bancorp(a)(b)	376,028	6,302,229

Total		126,773,421
Consumer Finance 0.9%
Cash America International, Inc.(a)	302,789	17,522,399
Diversified Financial Services 0.2%
Pico Holdings, Inc.(a)(b)	147,338	4,272,802
Insurance 7.9%
Allied World Assurance Co. Holdings AG(d)	125,940	7,251,625

The Accompanying Notes to Financial Statements are an integral part of this statement

6

Columbia Small Cap Value Fund I

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
Financials (cont.)
Insurance (cont.)
American Safety Insurance Holdings Ltd.(b)(d)	430,400	$8,237,856
Argo Group International Holdings Ltd.(a)(d)	335,070	9,958,280
Baldwin & Lyons, Inc., Class B(a)	293,562	6,801,832
eHealth, Inc.(a)(b)	720,380	9,624,277
EMC Insurance Group, Inc.(a)	328,776	6,279,622
Endurance Specialty Holdings Ltd.(d)	131,140	5,420,016
FBL Financial Group, Inc., Class A	319,165	10,261,155
Global Indemnity PLC (b)(d)	854,189	18,945,912
Hanover Insurance Group, Inc.(The)(a)	208,433	7,860,008
Harleysville Group, Inc.(a)	146,535	4,567,496
Horace Mann Educators Corp.(a)	550,551	8,594,101
National Western Life Insurance Co., Class A(a)	36,513	5,822,728
Navigators Group, Inc.(The)(a)(b)	183,081	8,604,807
Old Republic International Corp.(a)	458,380	5,385,965
Safety Insurance Group, Inc.(a)	231,391	9,727,678
Stewart Information Services Corp.(a)	468,697	4,701,031
Symetra Financial Corp.(a)	531,422	7,136,997
United Fire & Casualty Co.(a)	519,396	9,021,909

Total		154,203,295
Real Estate Investment Trusts (REITs) 5.4%
Chesapeake Lodging Trust(a)	590,492	10,073,794
Cousins Properties, Inc.(a)	1,087,990	9,291,435
DiamondRock Hospitality Co.(a)	1,262,999	13,551,979
Franklin Street Properties Corp.(a)	524,752	6,774,548
Getty Realty Corp.(a)	226,356	5,710,962
National Health Investors, Inc.(a)	179,878	7,991,980
Potlatch Corp.(a)	331,331	11,686,044
Starwood Property Trust, Inc.	518,080	10,625,821
Sunstone Hotel Investors, Inc.(a)(b)	1,213,593	11,250,007
Terreno Realty Corp.(c)	500,289	8,509,916
Universal Health Realty Income Trust(a)	133,883	5,352,642
Urstadt Biddle Properties, Inc., Class A(a)	322,482	5,840,149

Total		106,659,277
Real Estate Management & Development 0.2%
Avatar Holdings, Inc.(a)(b)	302,171	4,596,021
Thrifts & Mortgage Finance 4.3%
Bank Mutual Corp.(a)	1,680,153	6,166,161
BankFinancial Corp.	944,791	8,002,380
Beneficial Mutual Bancorp, Inc.(a)(b)	994,146	8,166,909
Brookline Bancorp, Inc.(a)	1,073,265	9,949,167
Clifton Savings Bancorp, Inc.(a)	541,518	5,978,359
ESSA Bancorp, Inc.(a)	454,219	5,641,400
Home Federal Bancorp, Inc.	747,374	8,213,640
MGIC Investment Corp.(a)(b)	974,450	5,797,977
TrustCo Bank Corp.(a)	948,319	4,646,763
United Financial Bancorp, Inc.(a)	358,713	5,534,942
Washington Federal, Inc.(a)	529,671	8,702,495
Westfield Financial, Inc.(a)	904,911	7,347,877

Total		84,148,070
Total Financials		545,243,794
Health Care 9.7%
Health Care Equipment & Supplies 3.1%
Analogic Corp.(a)	105,519	5,549,244

Issuer	Shares	Value
Common Stocks (continued)
Health Care (cont.)
Health Care Equipment & Supplies (cont.)
Angiodynamics, Inc.(a)(b)	397,449	$5,655,700
Cantel Medical Corp.(a)	309,043	8,316,347
ICU Medical, Inc.(a)(b)	155,014	6,774,112
Kensey Nash Corp.(a)(b)	261,578	6,599,613
Medical Action Industries, Inc.(a)(b)	605,593	4,935,583
Orthofix International NV(a)(b)(d)	148,845	6,321,447
Quidel Corp.(a)(b)	446,180	6,759,627
Symmetry Medical, Inc.(a)(b)	580,760	5,209,417
Young Innovations, Inc.(a)	154,333	4,401,577

Total		60,522,667
Health Care Providers & Services 4.8%
Amsurg Corp.(a)(b)	362,001	9,459,086
Centene Corp.(a)(b)	272,830	9,693,650
Healthspring, Inc.(a)(b)	527,627	24,328,881
Kindred Healthcare, Inc.(a)(b)	545,140	11,704,156
Magellan Health Services, Inc.(a)(b)	195,030	10,675,942
Medcath Corp.(a)(b)	588,080	7,992,007
Owens & Minor, Inc.(a)	245,735	8,475,400
Triple-S Management Corp., Class B(a)(b)	259,910	5,647,845
U.S. Physical Therapy, Inc.(a)	261,566	6,468,527

Total		94,445,494
Pharmaceuticals 1.8%
Impax Laboratories, Inc.(a)(b)	295,910	6,447,879
Medicis Pharmaceutical Corp., Class A(a)	297,120	11,341,070
Par Pharmaceutical Companies, Inc.(a)(b)	213,130	7,029,027
Viropharma, Inc.(b)	571,589	10,574,397

Total		35,392,373
Total Health Care		190,360,534
Industrials 17.0%
Aerospace & Defense 1.4%
AAR Corp.(a)	273,708	7,414,750
Ceradyne, Inc.(a)(b)	294,702	11,490,431
Curtiss-Wright Corp.(a)	275,520	8,918,582

Total		27,823,763
Building Products 1.0%
Ameron International Corp.(a)	128,810	8,460,241
AO Smith Corp.(a)	134,700	5,697,810
Universal Forest Products, Inc.(a)	232,781	5,577,433

Total		19,735,484
Commercial Services & Supplies 2.4%
ABM Industries, Inc.(a)	369,470	8,623,430
Consolidated Graphics, Inc.(a)(b)	140,104	7,698,715
Ennis, Inc.(a)	323,439	5,627,839
G&K Services, Inc., Class A(a)	191,456	6,482,700
Unifirst Corp.(a)	148,662	8,353,318
United Stationers, Inc.(a)	271,520	9,619,953

Total		46,405,955
Construction & Engineering 2.2%
Comfort Systems U.S.A., Inc.(a)	466,651	4,951,167
Dycom Industries, Inc.(a)(b)	675,141	11,031,804
EMCOR Group, Inc.(a)(b)	185,630	5,440,815

The Accompanying Notes to Financial Statements are an integral part of this statement

7

Columbia Small Cap Value Fund I

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
Industrials (cont.)
Construction & Engineering (cont.)
KHD Humboldt Wedag International AG(b)(d)	384,023	$3,397,034
Layne Christensen Co.(a)(b)	226,720	6,878,685
Pike Electric Corp.(a)(b)	636,543	5,627,040
Sterling Construction Co., Inc.(a)(b)	375,949	5,176,818

Total		42,503,363
Electrical Equipment 1.8%
Belden, Inc.(a)	205,121	7,150,518
Brady Corp., Class A(a)	223,450	7,163,807
Broadwind Energy, Inc.(a)(b)	4,026,014	5,837,720
GrafTech International Ltd.(a)(b)	432,076	8,758,181
Powell Industries, Inc.(a)(b)	163,294	5,960,231

Total		34,870,457
Machinery 4.3%
Astec Industries, Inc.(a)(b)	208,688	7,717,282
CIRCOR International, Inc.(a)	192,560	8,247,345
EnPro Industries, Inc.(a)(b)	250,862	12,058,936
FreightCar America, Inc.(a)(b)	239,661	6,073,010
Harsco Corp.(a)	216,747	7,065,952
Kadant, Inc.(a)(b)	348,041	10,966,772
LB Foster Co., Class A(a)	187,890	6,183,460
Mueller Industries, Inc.(a)	305,160	11,568,616
Robbins & Myers, Inc.(a)	287,684	15,204,099

Total		85,085,472
Marine 0.3%
Diana Shipping, Inc.(a)(b)(d)	556,790	6,102,418
Professional Services 1.3%
CDI Corp.(a)	254,665	3,384,498
FTI Consulting, Inc.(a)(b)	246,750	9,361,695
Korn/Ferry International(a)(b)	362,521	7,971,837
Navigant Consulting, Inc.(a)(b)	555,560	5,827,824

Total		26,545,854
Road & Rail 1.4%
Heartland Express, Inc.(a)	348,964	5,778,844
Ryder System, Inc.	143,399	8,152,233
Werner Enterprises, Inc.(a)	517,019	12,951,326

Total		26,882,403
Trading Companies & Distributors 0.9%
Applied Industrial Technologies, Inc.(a)	234,410	8,347,340
Kaman Corp.	273,622	9,705,372

Total		18,052,712
Total Industrials		334,007,881
Information Technology 14.4%
Communications Equipment 2.0%
Anaren, Inc.(a)(b)	307,970	6,544,362
Bel Fuse, Inc., Class B(a)	209,477	4,543,556
Black Box Corp.(a)	223,103	6,976,431
Plantronics, Inc.(a)	160,063	5,847,101
Symmetricom, Inc.(a)(b)	820,730	4,784,856
Tekelec(a)(b)	555,750	5,073,998
Tellabs, Inc.	1,314,010	6,057,586

Total		39,827,890

Issuer	Shares	Value
Common Stocks (continued)
Information Technology (cont.)
Electronic Equipment, Instruments & Components 3.3%
Anixter International, Inc.(a)	157,598	$10,297,453
Benchmark Electronics, Inc.(a)(b)	542,732	8,955,078
Brightpoint, Inc.(a)(b)	753,939	6,114,445
CTS Corp.(a)	415,151	4,014,510
Electro Scientific Industries, Inc.(a)(b)	349,340	6,742,262
Littelfuse, Inc.(a)	177,711	10,435,190
Methode Electronics, Inc.(a)	410,852	4,769,992
MTS Systems Corp.	170,364	7,126,326
Nam Tai Electronics, Inc.(d)	1,090,940	6,021,989

Total		64,477,245
Internet Software & Services 1.3%
InfoSpace, Inc.(a)(b)	617,357	5,630,296
j2 Global Communications, Inc.(a)(b)	207,423	5,855,551
United Online, Inc.(a)	1,071,750	6,462,653
ValueClick, Inc.(a)(b)	434,650	7,215,190

Total		25,163,690
IT Services 3.5%
Acxiom Corp.(a)(b)	392,690	5,148,166
CACI International, Inc., Class A(a)(b)	188,176	11,870,142
Convergys Corp.(a)(b)	639,207	8,718,783
CSG Systems International, Inc.(b)	361,071	6,672,592
Global Cash Access Holdings, Inc.(a)(b)	2,076,638	6,603,709
Jack Henry & Associates, Inc.(a)	150,520	4,517,105
MAXIMUS, Inc.(a)	102,549	8,483,879
MoneyGram International, Inc.(a)(b)	1,417,234	4,705,217
TeleTech Holdings, Inc.(a)(b)	559,720	11,798,898

Total		68,518,491
Semiconductors & Semiconductor Equipment 3.0%
Amkor Technology, Inc.(a)(b)	1,102,180	6,800,451
ATMI, Inc.(a)(b)	316,542	6,466,953
Cabot Microelectronics Corp.(a)(b)	154,170	7,164,280
Entegris, Inc.(a)(b)	945,140	9,564,817
Integrated Device Technology, Inc.(a)(b)	924,810	7,269,006
MKS Instruments, Inc.(a)	317,898	8,398,865
Novellus Systems, Inc.(a)(b)	191,600	6,924,424
Tessera Technologies, Inc.(a)(b)	344,806	5,909,975

Total		58,498,771
Software 1.3%
Compuware Corp.(b)	590,140	5,759,766
Monotype Imaging Holdings, Inc.(a)(b)	498,898	7,049,429
Parametric Technology Corp.(a)(b)	265,370	6,084,934
Progress Software Corp.(a)(b)	326,048	7,867,538

Total		26,761,667
Total Information Technology		283,247,754
Materials 7.1%
Chemicals 2.9%
Chemtura Corp.(a)(b)	434,710	7,911,722
H.B. Fuller Co.(a)	525,669	12,836,837
Minerals Technologies, Inc.(a)	176,736	11,715,829
OM Group, Inc.(b)	574,823	23,360,807

Total		55,825,195

The Accompanying Notes to Financial Statements are an integral part of this statement

8

Columbia Small Cap Value Fund I

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Shares	Value
Common Stocks (continued)
Materials (cont.)
Containers & Packaging 1.6%
Greif, Inc., Class A(a)	127,333	$8,280,465
Greif, Inc., Class B	285,363	17,193,121
Packaging Corp. of America	242,575	6,789,674

Total		32,263,260
Metals & Mining 2.2%
Haynes International, Inc.	151,593	9,388,154
Olympic Steel, Inc.(a)	286,554	7,888,832
RTI International Metals, Inc.(a)(b)	268,501	10,302,383
Terra Nova Royalty Corp.(d)	639,375	4,846,463
Thompson Creek Metals Co., Inc.(b)(d)	986,540	9,845,669

Total		42,271,501
Paper & Forest Products 0.4%
Wausau Paper Corp.(a)	1,178,510	7,943,158
Total Materials		138,303,114
Telecommunication Services 1.6%
Diversified Telecommunication Services 0.8%
Cbeyond, Inc.(a)(b)	701,354	9,278,913
Warwick Valley Telephone Co.(c)	359,903	5,196,999

Total		14,475,912
Wireless Telecommunication Services 0.8%
NTELOS Holdings Corp.(a)	470,780	9,613,328
Shenandoah Telecommunications Co.(a)	370,315	6,302,761

Total		15,916,089
Total Telecommunication Services		30,392,001
Utilities 3.3%
Electric Utilities 1.5%
Allete, Inc.(a)	282,210	11,581,898
IDACORP, Inc.(a)	210,730	8,323,835
MGE Energy, Inc.(a)	229,524	9,302,608

Total		29,208,341
Gas Utilities 0.4%
Laclede Group, Inc.(The)(a)	220,017	8,323,243
Multi-Utilities 1.4%
Avista Corp.(a)	502,480	12,908,711
CH Energy Group, Inc.(a)	125,034	6,659,311
NorthWestern Corp.(a)	251,811	8,337,462

Total		27,905,484
Total Utilities		65,437,068
Total Common Stocks
(Cost: $1,588,215,214)		$1,958,709,814

Money Market Fund —%
Columbia Short-Term Cash Fund, 0.166%(c)(e)	36,544	36,544
Total Money Market Fund
(Cost: $36,544)		$36,544

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan 20.1%
Asset-Backed Commercial Paper 3.0%
Antalis US Funding Corp.
08/09/11	0.230%	$9,996,167	$9,996,167
Cancara Asset Securitisation LLC
07/13/11	0.150%	14,998,125	14,998,125
Rhein-Main Securitisation Ltd.
09/06/11	0.430%	9,989,847	9,989,847
Rheingold Securitization
09/12/11	0.430%	7,991,018	7,991,018
Scaldis Capital LLC
07/01/11	0.200%	14,999,916	14,999,916

Total			57,975,073
Certificates of Deposit 6.6%
Australia and New Zealand Bank Group Ltd.
07/25/11	0.190%	15,000,000	15,000,000
Barclays Bank PLC
09/13/11	0.310%	14,000,000	14,000,000
Commerzbank AG
07/27/11	0.180%	15,000,000	15,000,000
Credit Industrial et Commercial
09/14/11	0.270%	10,000,000	10,000,000
DZ Bank AG
07/12/11	0.200%	7,000,000	7,000,000
07/27/11	0.150%	8,000,000	8,000,000
Den Danske Bank
07/26/11	0.230%	7,497,078	7,497,078
Development Bank of Singapore Ltd.
07/18/11	0.180%	8,000,000	8,000,000
Erste Bank der Oesterreichischen Sparkassen AG
07/07/11	0.240%	10,000,000	10,000,000
KBC Bank NV
07/05/11	0.300%	5,000,000	5,000,000
07/14/11	0.280%	5,000,000	5,000,000
07/27/11	0.280%	5,000,000	5,000,000
La Banque Postale
09/13/11	0.250%	10,000,000	10,000,000
Landesbank Hessen Thuringen
07/05/11	0.240%	9,997,801	9,997,801

Total			129,494,879
Commercial Paper 1.0%
Danske Corp.
08/02/11	0.220%	1,999,303	1,999,303
Erste Finance (Delaware) LLC
07/18/11	0.210%	4,999,096	4,999,096
Suncorp Metway Ltd.
07/18/11	0.210%	6,998,653	6,998,653
07/05/11	0.240%	4,998,833	4,998,833

Total			18,995,885

The Accompanying Notes to Financial Statements are an integral part of this statement

9

Columbia Small Cap Value Fund I

June 30, 2011

(Percentages represent value of investments compared to net assets)

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Money Market Fund 1.5%
JPMorgan Prime Money Market Fund, 0.010%(e)		$30,000,000	$30,000,000
Repurchase Agreements 8.0%
Citigroup Global Markets Inc. dated 06/30/11, matures 07/01/11, repurchase price $6,000,005(f)
	0.030%	6,000,000	6,000,000
Deutsche Bank AG dated 06/24/11, matures 07/01/11, repurchase price $40,000,044(f)
	0.040%	40,000,000	40,000,000
MF Global Holdings Ltd. dated 06/30/11, matures 07/01/11, repurchase price $80,000,333(f)
	0.150%	80,000,000	80,000,000
Natixis Financial Products, Inc. dated 06/30/11, matures 07/01/11, repurchase price $10,000,008(f)
	0.030%	10,000,000	10,000,000
Nomura Securities dated 06/30/11, matures 07/01/11, repurchase price $5,000,014(f)
	0.100%	5,000,000	5,000,000

Issuer	Effective Yield	Par/ Principal/ Shares	Value
Investments of Cash Collateral Received for Securities on Loan (continued)
Repurchase Agreements (cont.)
Pershing LLC dated 06/30/11, matures 07/01/11, repurchase price $15,000,050(f)
	0.120%	$15,000,000	$15,000,000
Royal Bank of Canada dated 06/30/11, matures 07/01/11, repurchase price $1,621,695(f)
	0.050%	1,621,693	1,621,693

Total			157,621,693
Total Investments of Cash Collateral Received for Securities on Loan
(Cost: $394,087,530)			$394,087,530
Total Investments
(Cost: $1,982,339,288)			$2,352,833,888
Other Assets & Liabilities, Net			(392,371,835)
Net Assets			$1,960,462,053

Notes to Portfolio of Investments

(a)	At June 30, 2011, security was partially or fully on loan.

(b)	Non-income producing.

(c)	Investments in affiliates during the year ended June 30, 2011:

Issuer	Beginning Cost	Purchase Cost	Sales Cost/ Proceeds from Sales	Realized Gain/Loss	Ending Cost	Dividends or Interest Income	Value
Columbia Short-Term Cash Fund	$ —	$50,830,422	$(50,793,878)	$ —	$36,544	$2,503	$36,544
Northrim BanCorp, Inc.	5,468,718	393,560	(14,937)	(264)	5,847,077	172,561	6,932,795
Terreno Realty Corp.	5,101,618	3,774,409	(14,015)	(659)	8,861,353	50,029	8,509,916
Warwick Valley Telephone Co.	4,299,311	257,406	(11,815)	(94)	4,544,808	357,436	5,196,999
Total	$14,869,647	$55,255,797	$(50,834,645)	$(1,017)	$19,289,782	$582,529	$20,676,254

(d)	Represents a foreign security. At June 30, 2011, the value of foreign securities, excluding short-term securities, represented 5.49% of net assets.

(e)	The rate shown is the seven-day current annualized yield at June 30, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement

10

Columbia Small Cap Value Fund I

June 30, 2011

(Percentages represent value of investments compared to net assets)

Notes to Portfolio of Investments (continued)

(f)	The table below represents securities received as collateral for repurchase agreements. This collateral, which is generally high quality short-term obligations, is deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. The value of securities and/or cash held as collateral for repurchase agreements is monitored on a daily basis to ensure the existence of the proper level of collateral.

Citigroup Global Markets, Inc. (0.030%)

Security Description	Value
Fannie Mae REMICS	$2,096,260
Fannie Mae-Aces	104,294
Freddie Mac REMICS	2,988,217
Government National Mortgage Association	931,229
Total Market Value of Collateral Securities	$6,120,000

Deutsche Bank AG (0.040%)
Security Description	Value

Fannie Mae Pool	$37,977,755
Freddie Mac Non Gold Pool	2,822,245
Total Market Value of Collateral Securities	$40,800,000

MF Global Holdings Ltd. (0.150%)
Security Description	Value
Fannie Mae Pool	$55,501,526
Fannie Mae REMICS	1,499,393
Freddie Mac Gold Pool	77,877
Freddie Mac Non Gold Pool	920,898
Freddie Mac REMICS	1,116,361
Ginnie Mae I Pool	8,951,295
Ginnie Mae II Pool	10,085,038
Government National Mortgage Association	3,448,102
Total Market Value of Collateral Securities	$81,600,490

Natixis Financial Products, Inc. (0.030%)
Security Description	Value
Fannie Mae Interest Strip	$231,890
Fannie Mae REMICS	5,668,065
Federal Farm Credit Bank	734,690
Freddie Mac REMICS	1,673,355
Government National Mortgage Association	1,892,009
Total Market Value of Collateral Securities	$10,200,009

Nomura Securities (0.100%)
Security Description	Value
Fannie Mae Pool	$3,036,745
Freddie Mac Gold Pool	2,063,255
Total Market Value of Collateral Securities	$5,100,000

The Accompanying Notes to Financial Statements are an integral part of this statement

11

Columbia Small Cap Value Fund I

June 30, 2011

(Percentages represent value of investments compared to net assets)

Notes to Portfolio of Investments (continued)

Pershing LLC (0.120%)
Security Description	Value
Fannie Mae Pool	$133,165
Fannie Mae REMICS	3,731,417
Fannie Mae Whole Loan	23,746
Freddie Mac Reference REMIC	357,151
Freddie Mac REMICS	9,537,269
Freddie Mac Strips	151,913
Government National Mortgage Association	1,365,339
Total Market Value of Collateral Securities	$15,300,000

Royal Bank of Canada (0.050%)
Security Description	Value
Fannie Mae Pool	$945,291
Federal Home Loan Mortgage Corp	39
Freddie Mac Gold Pool	199,111
Freddie Mac Non Gold Pool	5,651
Freddie Mac REMICS	499,952
Ginnie Mae II Pool	4,082
Total Market Value of Collateral Securities	$1,654,126

At June 30, 2011, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	27.8%
Industrials	17.0
Information Technology	14.4
Health Care	9.7
Consumer Discretionary	9.7
Energy	7.2
Materials	7.1
Utilities	3.3
Consumer Staples	2.1
Telecommunication Services	1.6
99.9
Money Market Fund	— *
Investments of Cash Collateral Received for Securities on Loan	20.1
Other Assets & Liabilities, Net	(20.0)
100.0

*	Rounds to less than 0.01%

Fair Value Measurements

Generally accepted accounting principles (GAAP) require disclosure regarding the inputs and valuation techniques used to measure fair value and any changes in valuation inputs or techniques. In addition, investments shall be disclosed by major category.

The Fund categorizes its fair value measurements according to a three-level hierarchy that maximizes the use of observable inputs and minimizes the use of unobservable inputs by prioritizing that the most observable input be used when available. Observable inputs are those that market participants would use in pricing an investment based on market data obtained from sources independent of the reporting entity. Unobservable inputs are those that reflect the Fund’s assumptions about the information market participants would use in pricing an investment. An investment’s level within the fair value hierarchy is based on the lowest level of any input that is deemed significant to the asset or liability’s fair value measurement. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, certain U.S. government securities are generally high quality and liquid, however, they are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market.

The Accompanying Notes to Financial Statements are an integral part of this statement

12

Columbia Small Cap Value Fund I

June 30, 2011

(Percentages represent value of investments compared to net assets)

Fair Value Measurements (continued)

Fair value inputs are summarized in the three broad levels listed below:

•

Level 1 – Valuations based on quoted prices for investments in active markets that the Fund has the ability to access at the measurement date (including NAV for open-end mutual funds). Valuation adjustments are not applied to Level 1 investments.

•	Level 2 – Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).

•	Level 3 – Valuations based on significant unobservable inputs (including the Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the marketplace. The inputs will be considered by the Fund Administrator, along with any other relevant factors in the calculation of an investment’s fair value. The Fund uses prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Foreign equity securities actively traded in markets where there is a significant delay in the local close relative to the New York Stock Exchange (NYSE) are classified as Level 2. The values of these securities may include an adjustment to reflect the impact of significant market movements following the close of local trading, as described in Note 2 to the financial statements – Security Valuation.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions by the Fund Administrator. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The following table is a summary of the inputs used to value the Fund’s investments as of June 30, 2011:

	Fair value at June 30, 2011
Description(a)	Level 1 quoted prices in active markets for identical assets	Level 2 other significant observable inputs(b)	Level 3 significant unobservable inputs	Total
Equity Securities
Common Stocks
Consumer Discretionary	$189,926,322	$-	$-	$189,926,322
Consumer Staples	40,487,692	-	-	40,487,692
Energy	141,303,654	-	-	141,303,654
Financials	545,243,794	-	-	545,243,794
Health Care	190,360,534	-	-	190,360,534
Industrials	330,610,847	3,397,034	-	334,007,881
Information Technology	283,247,754	-	-	283,247,754
Materials	138,303,114	-	-	138,303,114
Telecommunication Services	30,392,001	-	-	30,392,001
Utilities	65,437,068	-	-	65,437,068
Total Equity Securities	1,955,312,780	3,397,034	-	1,958,709,814
Other
Affiliated Money Market Fund(c)	36,544	-	-	36,544
Investments of Cash Collateral Received for Securities on Loan	30,000,000	364,087,530	-	394,087,530
Total Other	30,036,544	364,087,530	-	394,124,074
Total	$1,985,349,324	$367,484,564	$-	$2,352,833,888

(a)	See the Portfolio of Investments for all investment classifications not indicated in the table.

(b)	There were no significant transfers between Levels 1 and 2 during the period.

(c)	Money market fund that is a sweep investment for cash balances in the Fund at June 30, 2011.

The Accompanying Notes to Financial Statements are an integral part of this statement

13

Statement of Assets and Liabilities – Columbia Small Cap Value Fund I

June 30, 2011

Assets
Investments, at value*
Unaffiliated issuers (identified cost $1,568,961,976)	$1,938,070,104
Affiliated issuers (identified cost $19,289,782)	20,676,254
Investment of cash collateral received for securities on loan
Short-term securities (identified cost $236,465,837)	236,465,837
Repurchase agreements (identified cost $157,621,693)	157,621,693
Total investments (identified cost $1,982,339,288)	2,352,833,888
Receivable for:
Capital shares sold	2,561,747
Investments sold	18,435,159
Dividends	2,024,310
Interest	68,735
Reclaims	3,326
Trustees’ deferred compensation plan	85,068
Total assets	2,376,012,233

Liabilities
Due upon return of securities on loan	394,087,530
Payable for:
Investments purchased	18,180,424
Capital shares purchased	2,306,515
Investment management fees	39,060
Distribution fees	6,678
Transfer agent fees	657,154
Administration fees	3,927
Chief compliance officer expenses	571
Trustees’ deferred compensation plan	85,068
Other expenses	183,253
Total liabilities	415,550,180
Net assets applicable to outstanding capital stock	$1,960,462,053

The Accompanying Notes to Financial Statements are an integral part of this statement

14

Statement of Assets and Liabilities (continued) – Columbia Small Cap Value Fund I

June 30, 2011

Represented by
Paid-in capital	$1,494,338,817
Excess of distributions over net investment income	(4,947,871)
Accumulated net realized gain	100,576,507
Unrealized appreciation (depreciation) on:
Investments	370,494,600
Total — representing net assets applicable to outstanding capital stock	$1,960,462,053
*Value of securities on loan	$387,420,558
Net assets applicable to outstanding shares
Class A	$704,166,916
Class B	$17,908,200
Class C	$52,248,310
Class I	$75,715,989
Class R	$21,499
Class Y	$1,322,655
Class Z	$1,109,078,484
Shares outstanding
Class A	15,237,111
Class B	477,085
Class C	1,315,113
Class I	1,558,002
Class R	465
Class Y	27,216
Class Z	22,851,463
Net asset value per share
Class A(a)	$46.21
Class B	$37.54
Class C	$39.73
Class I	$48.60
Class R	$46.23
Class Y	$48.60
Class Z	$48.53

(a)	The maximum offering price per share for Class A is $49.03. The offering price is calculated by dividing the net asset value by 1.0 minus the maximum sales charge of 5.75%.

The Accompanying Notes to Financial Statements are an integral part of this statement

15

Statement of Operations – Columbia Small Cap Value Fund I

Year ended June 30, 2011

Net investment income
Income:
Dividends - unaffiliated issuers	$28,015,429
Dividends - affiliated issuers	582,529
Interest	6,422
Income from securities lending - net	93,483
Foreign taxes withheld	(14,931)
Total income	28,682,932
Expenses:
Investment management fees	13,093,445
Distribution fees
Class B	157,721
Class C	404,763
Class R	23
Service fees
Class B	51,999
Class C	134,921
Distribution and service fees - Class A	1,705,653
Transfer agent fees
Class A	1,292,263
Class B	39,332
Class C	102,063
Class R	8
Class Y	31
Class Z	1,866,509
Administration fees	240,540
Compensation of board members	71,053
Pricing and bookkeeping fees	107,487
Custodian fees	61,274
Printing and postage fees	392,981
Registration fees	158,475
Professional fees	150,502
Chief compliance officer expenses	3,066
Line of credit interest expense	666
Other	58,660
Total expenses	20,093,435
Fees waived or expenses reimbursed by Investment Manager and its affiliates	(10)
Earnings credits on cash balances	(88)
Total net expenses	20,093,337
Net investment income	8,589,595

Realized and unrealized gain (loss) - net
Net realized gain (loss) on:
Unaffiliated investments	136,288,995
Affiliated investments	(1,017)
Foreign currency transactions	(39)
Futures contracts	(133,350)
Net realized gain	136,154,589
Net change in unrealized appreciation (depreciation) on:
Investments	306,050,187
Foreign currency translations	39
Net change in unrealized appreciation	306,050,226
Net realized and unrealized gain	442,204,815
Net increase in net assets resulting from operations	$450,794,410

The Accompanying Notes to Financial Statements are an integral part of this statement

16

Statement of Changes in Net Assets – Columbia Small Cap Value Fund I

Year ended June 30	2011(a)	2010(b)

Operations
Net investment income	$8,589,595	$6,418,633
Net realized gain	136,154,589	52,490,466
Net change in unrealized appreciation	306,050,226	146,219,296
Net increase in net assets resulting from operations	450,794,410	205,128,395
Distributions to shareholders from:
Net investment income
Class A	(7,017,198)	(2,853,169)
Class B	(88,560)	(69,066)
Class C	(213,115)	(111,769)
Class I	(138,731)	—
Class R	(23)	—
Class Y	(17,298)	(7,732)
Class Z	(11,796,161)	(3,363,591)
Net realized gains
Class A	(2,463,814)	—
Class B	(96,216)	—
Class C	(228,826)	—
Class I	(28,480)	—
Class R	(10)	—
Class Y	(4,413)	—
Class Z	(3,391,556)	—
Total distributions to shareholders	(25,484,401)	(6,405,327)
Increase in net assets from share transactions	93,578,338	362,267,219
Proceeds from regulatory settlement (Note 6)	—	4,978
Total increase in net assets	518,888,347	560,995,265
Net assets at beginning of year	1,441,573,706	880,578,441
Net assets at end of year	$1,960,462,053	$1,441,573,706
Undistributed (excess of distributions over) net investment income	$(4,947,871)	$5,747,004

(a)	Class I and Class R are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(b)	Class Y is for the period from July 15, 2009 (commencement of operations) to June 30, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement

17

Statement of Changes in Net Assets (continued) – Columbia Small Cap Value Fund I

Year ended June 30,
	2011(a)		2010(b)
	Shares	Dollars($)	Shares	Dollars($)
Capital stock activity
Class A shares
Subscriptions	3,445,581	146,347,011	6,146,642	221,981,390
Fund merger	84,483	3,796,041	—	—
Distributions reinvested	194,540	8,561,537	75,419	2,640,419
Redemptions	(5,041,182)	(215,635,581)	(4,797,429)	(173,704,231)
Net increase (decrease)	(1,316,578)	(56,930,992)	1,424,632	50,917,578
Class B shares
Subscriptions	3,396	125,008	19,122	550,695
Fund merger	3,912	142,878	—	—
Distributions reinvested	4,280	154,130	2,192	62,564
Redemptions	(315,227)	(10,766,458)	(450,056)	(13,437,067)
Net decrease	(303,639)	(10,344,442)	(428,742)	(12,823,808)
Class C shares
Subscriptions	62,434	2,292,989	304,578	9,288,017
Fund merger	3,642	140,698	—	—
Distributions reinvested	8,504	323,786	2,808	85,020
Redemptions	(375,679)	(13,752,828)	(441,992)	(13,769,158)
Net decrease	(301,099)	(10,995,355)	(134,606)	(4,396,121)
Class I shares
Subscriptions	854,521	39,470,130	—	—
Fund merger	817,679	38,645,293	—	—
Distributions reinvested	3,610	167,163	—	—
Redemptions	(117,808)	(5,633,645)	—	—
Net increase	1,558,002	72,648,941	—	—
Class R shares
Subscriptions	371	17,021	—	—
Fund merger	94	4,223	—	—
Net increase	465	21,244	—	—
Class Y shares
Subscriptions	1,282	50,000	61,757	2,010,000
Distributions reinvested	470	21,712	211	7,732
Redemptions	(4,054)	(175,000)	(32,450)	(1,129,792)
Net increase (decrease)	(2,302)	(103,288)	29,518	887,940
Class Z shares
Subscriptions	7,631,753	339,799,924	13,255,465	499,789,626
Distributions reinvested	226,837	10,463,621	55,528	2,036,209
Redemptions	(5,609,970)	(250,981,315)	(4,575,482)	(174,144,205)
Net increase	2,248,620	99,282,230	8,735,511	327,681,630
Total net increase	1,883,469	93,578,338	9,626,313	362,267,219

(a)	Class I and Class R are for the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(b)	Class Y is for the period from July 15, 2009 (commencement of operations) to June 30, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement

18

Financial Highlights – Columbia Small Cap Value Fund I

The following tables are intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single share of a class held for the periods shown. Per share net investment income (loss) amounts are calculated based on average shares outstanding during the period. Total returns assume reinvestment of all dividends and distributions. Total returns do not reflect payment of sales charges, if any, and are not annualized for periods of less than one year.

	Year ended June 30,
	2011	2010	2009	2008	2007
Class A
Per share data
Net asset value, beginning of period	$35.84	$29.29	$39.50	$52.16	$48.03
Income from investment operations:
Net investment income	0.16	0.15	0.23(a )	0.15	0.12(b )
Net realized and unrealized gain (loss)	10.80	6.58	(8.50)	(8.46)	7.61
Total from investment operations	10.96	6.73	(8.27)	(8.31)	7.73
Less distributions to shareholders from:
Net investment income	(0.44)	(0.18)	(0.01)	(0.14)	(0.01)
Net realized gains	(0.15)	—	(1.93)	(4.21)	(3.59)
Total distributions to shareholders	(0.59)	(0.18)	(1.94)	(4.35)	(3.60)
Proceeds from regulatory settlements	—	0.00(c )	0.00(c )	—	—
Net asset value, end of period	$46.21	$35.84	$29.29	$39.50	$52.16
Total return	30.67%	22.99%	(20.73% )	(16.96% )	16.61%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.25%	1.27%	1.38%	1.26%	1.29%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.25%	1.27%	1.38%	1.26%	1.29%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.25%	1.27%	1.38%	1.26%	1.29%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.25%	1.27%	1.38%	1.26%	1.29%
Net investment income	0.37%	0.43%	0.74%	0.29%	0.25%
Supplemental data
Net assets, end of period (in thousands)	$704,167	$593,209	$443,154	$513,671	$663,160
Portfolio turnover	31%	30%	50%	40%	39%

See accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement

19

Financial Highlights (continued) – Columbia Small Cap Value Fund I

	Year ended June 30,
	2011	2010	2009		2008	2007
Class B
Per share data
Net asset value, beginning of period	$29.17	$23.96	$33.00		$44.51	$41.75
Income from investment operations:
Net investment loss	(0.13)	(0.10)	(0.01	)(a)	(0.21)	(0.24	)(b)
Net realized and unrealized gain (loss)	8.80	5.38	(7.10)		(7.09)	6.59
Total from investment operations	8.67	5.28	(7.11)		(7.30)	6.35
Less distributions to shareholders from:
Net investment income	(0.15)	(0.07)	—		—	—
Net realized gains	(0.15)	—	(1.93)		(4.21)	(3.59)
Total distributions to shareholders	(0.30)	(0.07)	(1.93)		(4.21)	(3.59)
Proceeds from regulatory settlements	—	0.00 (c)	0.00	(c)	—	—
Net asset value, end of period	$37.54	$29.17	$23.96		$33.00	$44.51
Total return	29.76%	22.02%	(21.31%)		(17.58%)	15.74%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.00%	2.02%	2.13%		2.01%	2.04%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.00%	2.02%	2.13%		2.01%	2.04%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.00%	2.02%	2.13%		2.01%	2.04%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.00%	2.02%	2.13%		2.01%	2.04%
Net investment loss	(0.38%)	(0.33%)	(0.02%)		(0.47%)	(0.55%)
Supplemental data
Net assets, end of period (in thousands)	$17,908	$22,775	$28,977		$50,784	$97,425
Portfolio turnover	31%	30%	50%		40%	39%

See accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement

20

Financial Highlights (continued) – Columbia Small Cap Value Fund I

	Year ended June 30,
Class C	2011	2010	2009		2008	2007
Per share data
Net asset value, beginning of period	$30.87	$25.35	$34.76		$46.65	$43.60
Income from investment operations:
Net investment income (loss)	(0.14)	(0.10)	0.00	(a)(c)	(0.22)	(0.23	)(b)
Net realized and unrealized gain (loss)	9.30	5.69	(7.48)		(7.46)	6.87
Total from investment operations	9.16	5.59	(7.48)		(7.68)	6.64
Less distributions to shareholders from:
Net investment income	(0.15)	(0.07)	—		—	—
Net realized gains	(0.15)	—	(1.93)		(4.21)	(3.59)
Total distributions to shareholders	(0.30)	(0.07)	(1.93)		(4.21)	(3.59)
Proceeds from regulatory settlements	—	0.00 (c)	0.00	(c)	—	—
Net asset value, end of period	$39.73	$30.87	$25.35		$34.76	$46.65
Total return	29.71%	22.04%	(21.30%	)	(17.59% )	15.74%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	2.00%	2.02%	2.13%		2.01%	2.04%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	2.00%	2.02%	2.13%		2.01%	2.04%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	2.00%	2.02%	2.13%		2.01%	2.04%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	2.00%	2.02%	2.13%		2.01%	2.04%
Net investment loss	(0.38% )	(0.33% )	(0.01%	)	(0.47% )	(0.51%	)
Supplemental data
Net assets, end of period (in thousands)	$52,248	$49,888	$44,377		$61,053	$87,642
Portfolio turnover	31%	30%	50%		40%	39%

See accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement

21

Financial Highlights (continued) – Columbia Small Cap Value Fund I

	Year ended June 30,
	2011(f)
Class I
Per share data
Net asset value, beginning of period	$40.40
Income from investment operations:
Net investment income	0.30
Net realized and unrealized gain	8.66
Total from investment operations	8.96
Less distributions to shareholders from:
Net investment income	(0.61)
Net realized gains	(0.15)
Total distributions to shareholders	(0.76)
Net asset value, end of period	$48.60
Total return	22.29%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.83%(g	)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.83%(g	)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.83%(g	)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.83%(g	)
Net investment income	0.84%(g	)
Supplemental data
Net assets, end of period (in thousands)	$75,716
Portfolio turnover	31%

See accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement

22

Financial Highlights (continued) – Columbia Small Cap Value Fund I

	Year ended June 30,
Class R	2011(f)
Per share data
Net asset value, beginning of period	$38.43
Income from investment operations:
Net investment income	0.09	(c)
Net realized and unrealized gain	8.22
Total from investment operations	8.31
Less distributions to shareholders from:
Net investment income	(0.36)
Net realized gains	(0.15)
Total distributions to shareholders	(0.51)
Net asset value, end of period	$46.23
Total return	21.68%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.50%	(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.50%	(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.50%	(g)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.50%	(g)
Net investment income	0.27%	(g)
Supplemental data
Net assets, end of period (in thousands)	$21
Portfolio turnover	31%

See accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement

23

Financial Highlights (continued) – Columbia Small Cap Value Fund I

	Year ended June 30,
Class Y	2011	2010 (h)
Per share data
Net asset value, beginning of period	$37.63	$31.68
Income from investment operations
Net investment income	0.37	0.31
Net realized and unrealized gain	11.36	5.88
Total from investment operations	11.73	6.19
Less distributions to shareholders from:
Net investment income	(0.61)	(0.24)
Net realized gains	(0.15)	—
Total distributions to shareholders	(0.76)	(0.24)
Proceeds from regulatory settlements	—	0.00	(c)
Net asset value, end of period	$48.60	$37.63
Total return	31.27%	19.57%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	0.81%	0.85%	(g)
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	0.81%	0.85%	(g)
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	0.81%	0.85%	(g)
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	0.81%	0.85%	(g)
Net investment income	0.82%	0.85%	(g)
Supplemental data
Net assets, end of period (in thousands)	$1,323	$1,111
Portfolio turnover	31%	30%

See Accompanying Notes to Financial Highlights.

The Accompanying Notes to Financial Statements are an integral part of this statement

24

Financial Highlights (continued) – Columbia Small Cap Value Fund I

	Year ended June 30,
Class Z	2011	2010	2009	2008	2007
Per share data
Net asset value, beginning of period	$37.60	$30.68	$41.22	$54.23	$49.79
Income from investment operations:
Net investment income	0.28	0.26	0.32(a )	0.30	0.26(b )
Net realized and unrealized gain (loss)	11.34	6.88	(8.87)	(8.84)	7.90
Total from investment operations	11.62	7.14	(8.55)	(8.54)	8.16
Less distributions to shareholders from:
Net investment income	(0.54)	(0.22)	(0.06)	(0.26)	(0.13)
Net realized gains	(0.15)	—	(1.93)	(4.21)	(3.59)
Total distributions to shareholders	(0.69)	(0.22)	(1.99)	(4.47)	(3.72)
Proceeds from regulatory settlements	—	0.00(c )	0.00(c )	—	—
Net asset value, end of period	$48.53	$37.60	$30.68	$41.22	$54.23
Total return	31.00%	23.28%	(20.53% )	(16.74% )	16.91%
Ratios to average net assets(d)
Expenses prior to fees waived or expenses reimbursed (including interest expense)	1.00%	1.02%	1.13%	1.01%	1.04%
Net expenses after fees waived or expenses reimbursed (including interest expense)(e)	1.00%	1.02%	1.13%	1.01%	1.04%
Expenses prior to fees waived or expenses reimbursed (excluding interest expense)	1.00%	1.02%	1.13%	1.01%	1.04%
Net expenses after fees waived or expenses reimbursed (excluding interest expense)(e)	1.00%	1.02%	1.13%	1.01%	1.04%
Net investment income	0.62%	0.69%	1.00%	0.55%	0.51%
Supplemental data
Net assets, end of period (in thousands)	$1,109,078	$774,590	$364,071	$235,632	$177,158
Portfolio turnover	31%	30%	50%	40%	39%

Notes to Financial Highlights

(a)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.03 per share.

(b)	Net investment income per share reflects special dividends. The effect of these dividends amounted to $0.05 per share.

(c)	Rounds to less than $0.01.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)	The Investment Manager and certain of its affiliates agreed to waive/reimburse certain fees and expenses.

(f)	For the period from September 27, 2010 (commencement of operations) to June 30, 2011.

(g)	Annualized.

(h)	For the period from July 15, 2009 (commencement of operations) to June 30, 2010.

The Accompanying Notes to Financial Statements are an integral part of this statement

25

Notes to Financial Statements – Columbia Small Cap Value Fund I

June 30, 2011

Note 1. Organization

Columbia Small Cap Value Fund I (the Fund), a series of Columbia Funds Series Trust I (the Trust), is a diversified fund. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust.

Fund Shares

The Trust may issue an unlimited number of shares (without par value). The Fund offers Class A, Class B, Class C, Class I, Class R, Class Y, and Class Z shares. On December 10, 2010, affiliated fund of funds managed by Columbia Management Investment Advisers, LLC (the Investment Manager), a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial), exchanged Class Z shares valued at $24,288,164 for Class I shares. All share classes have identical voting, dividend and liquidation rights. Each share class has its own expense structure and sales charges, as applicable.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the initial investment amount. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a contingent deferred sales charge (CDSC) if the shares are sold within 18 months of purchase, charged as follows: 1.00% CDSC if redeemed within 12 months of purchase, and 0.50% CDSC if redeemed more than 12, but less than 18, months after purchase.

Class B shares may be subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will generally convert to Class A shares eight years after purchase. The Fund no longer accepts investments by new or existing investors in the Fund’s Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Fund and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class C shares are subject to a 1.00% CDSC on shares redeemed within one year of purchase.

Class I shares are not subject to sales charges and are only available to the Columbia Family of Funds. Class I shares commenced operations September 27, 2010.

Class R shares are not subject to sales charges and are available to qualifying institutional investors. Class R shares commenced operations September 27, 2010.

Class Y shares are not subject to sales charges and are available only to certain categories of investors which are subject to minimum initial investment requirements.

Class Z shares are not subject to sales charges, and are only available to certain investors, as described in the Fund’s prospectus.

Note 2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

All equity securities are valued at the close of business of the New York Stock Exchange (NYSE). Equity securities are valued at the last quoted sales price on the principal exchange or market on which they trade, except for securities traded on the NASDAQ Stock Market, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets.

Debt securities generally are valued by pricing services approved by the Board of Trustees (the Board) based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available may also be valued based upon an over-the-counter or exchange bid quotation.

Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If any foreign share prices are not readily available as a result of limited share activity the securities are valued at the mean of the latest quoted bid and asked prices on such exchanges or markets. Foreign currency

26

Columbia Small Cap Value Fund I

June 30, 2011

exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. However, many securities markets and exchanges outside the U.S. close prior to the close of the NYSE; therefore, the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. In those situations, foreign securities will be fair valued pursuant to the policy adopted by the Board, including utilizing a third party pricing service to determine these fair values. The third party pricing service takes into account multiple factors, including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign exchange rates that have occurred subsequent to the close of the foreign exchange, to determine a good faith estimate that reasonably reflects the current market conditions as of the close of the NYSE. The fair value of a security is likely to be different from the quoted or published price, if available.

Investments in other open-end investment companies, including money market funds, are valued at net asset value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par upon reaching 60 days to maturity. Short-term securities maturing in more than 60 days from the valuation date are valued at the market price or approximate market value based on current interest rates.

Futures contracts are valued based upon the settlement price established each day by the board of trade or exchange on which they are traded.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board. If a security or class of securities (such as foreign securities) is valued at fair value, such value is likely to be different from the last quoted market price for the security. The determination of fair value often requires significant judgment. To determine fair value, management may use assumptions including but not limited to future cash flows and estimated risk premiums. Multiple inputs from various sources may be used to determine value.

Foreign Currency Transactions and Translation

The values of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions and translations include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Derivative Instruments

The Fund invests in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Fund may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements which may expose the Fund to gains or losses in excess of the amount shown in the Statement of Assets and Liabilities.

The Fund and any counterparty are required to maintain an agreement that requires the Fund and that counterparty to monitor (on a daily basis) the net fair value of all derivatives entered into pursuant to the agreement between the Fund and such counterparty. If the net fair value of such derivatives between the Fund and that counterparty exceeds a certain threshold (as defined in the agreement), the Fund or the counterparty (as the case may be) is required to post cash and/or securities as collateral. Fair values of derivatives presented in the financial statements are not netted with the fair value of other derivatives or with any collateral amounts posted by the Fund or any counterparty.

27

Columbia Small Cap Value Fund I

June 30, 2011

Futures Contracts

Futures contracts represent commitments for the future purchase or sale of an asset at a specified price on a specified date. The Fund bought and sold equity linked futures contracts to maintain appropriate equity market exposure while keeping sufficient cash to accommodate daily redemptions. Upon entering into futures contracts, the Fund bears risks which may include interest rates, exchange rates or securities prices moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. Additional risks include counterparty credit risk, the possibility of an illiquid market, and that a change in the value of the contract or option may not correlate with changes in the value of the underlying asset.

Upon entering into a futures contract, the Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily change in the contract value and are recorded as variation margin receivable or payable and are offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities.

Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of the Fund including: the fair value of derivatives by risk category and the location of those fair values in the Statement of Assets and Liabilities; the impact of derivative transactions on the Fund’s operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Portfolio of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

Effective of Derivative Instruments in the Statement of Operations for the year ended June 30, 2011

	Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Risk Exposure Category	Futures Contracts	Total
Equity risk	$(133,350)	$(133,350)

Volume of Derivative Instruments for the year ended June 30, 2011

Contracts Opened
Futures Contracts	129

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that management has determined are creditworthy. The Fund, through the custodian, receives delivery of the underlying securities collateralizing a repurchase agreement. Management is responsible for determining that the collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays in or restrictions on a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Income Recognition

Corporate actions and dividend income are recorded net of any non-reclaimable tax withholdings, on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities.

Interest income is recorded on the accrual basis.

The Fund receives information regarding the character of distributions received from real estate investment trusts (REITs) on an annual basis. Distributions received from REITs are allocated among dividend income, capital gain and return of capital based upon such information or based on management’s estimates if actual information has not yet been reported. Management’s estimates are subsequently adjusted when the actual character of the distributions are disclosed by the REITs which could result in a proportionate increase in returns of capital to shareholders.

Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment

28

Columbia Small Cap Value Fund I

June 30, 2011

date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Expenses

General expenses of the Trust are allocated to the Fund and other funds of the Trust based upon relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Fund are charged to the Fund. Expenses directly attributable to a specific class of shares are charged to that share class.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, which are charged to that share class, as shown in the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Foreign Taxes

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries, as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Realized gains in certain countries may be subject to foreign taxes at the Fund level, based on statutory rates. The Fund accrues for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

Distributions to Shareholders

Distributions from net investment income are declared and paid annually. Net realized capital gains, if any, are distributed along with the income dividend. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from GAAP.

Guarantees and Indemnifications

Under the Trust’s organizational documents and, in some cases, by contract, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, certain of the Fund’s contracts with its service providers contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Fund cannot be determined, and the Fund has no historical basis for predicting the likelihood of any such claims.

Note 3. Fees and Compensation Paid to Affiliates

Investment Management Fees

Under an Investment Management Services Agreement (IMSA), the Investment Manager determines which securities will be purchased, held or sold. In September 2010, the Board approved an amended IMSA that includes an annual management fee rate that declines from 0.79% to 0.70% as the Fund’s net assets increase. The amended IMSA became effective on April 30, 2011. Prior to April 30, 2011, the management fee was equal to a percentage of the Fund’s average daily net assets that declined from 0.80% to 0.70% as the Fund’s net assets increase. The effective management fee for the year ended June 30, 2011 was 0.74% of the Fund’s average daily net assets.

Administration Fees

Under an Administrative Services Agreement, the Investment Manager serves as the Fund Administrator. In September 2010, the Board approved an amended Administrative Services Agreement that includes an annual fee for administration and accounting services equal to a percentage of the Fund’s average daily net assets that declines from 0.08% to 0.05% as the Fund’s net assets increase. The amended Administrative Services Agreement became effective on April 30, 2011. Prior to April 30, 2011, the Fund Administrator did not receive a fee of its services under the Administrative Services Agreement. The effective administrative fee for the year ended June 30, 2011 was 0.01% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Prior to March 28, 2011, the Fund had entered into a Financial Reporting Services Agreement (the Financial Reporting Services

29

Columbia Small Cap Value Fund I

June 30, 2011

Agreement) with State Street Bank and Trust Company (State Street) and the Investment Manager pursuant to which State Street provided financial reporting services to the Fund. The Fund also entered into an Accounting Services Agreement (collectively with the Financial Reporting Services Agreement, the State Street Agreements) with State Street and the Investment Manager pursuant to which State Street provided accounting services to the Fund. Under the State Street Agreements, the Fund paid State Street an annual fee of $38,000 paid monthly plus an additional monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee did not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimbursed State Street for certain out-of-pocket expenses and charges. Effective March 28, 2011, these services are now provided under the Administrative Services Agreement discussed above.

Compensation of Board Members

Trustees are compensated for their services to the Fund as disclosed in the Statement of Operations. The Trust’s eligible Trustees may participate in a Deferred Compensation Plan (the Plan) which may be terminated at any time. Obligation of the Plan will be paid solely out of the Fund’s assets.

Compensation of Chief Compliance Officer

The board has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

Transfer Agent Fees

Under a Transfer Agency Agreement, Columbia Management Investment Services Corp. (the Transfer Agent), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, is responsible for providing transfer agency services to the Fund. The Transfer Agent has contracted with Boston Financial Data Services (BFDS) to serve as sub-transfer agent.

The Transfer Agent receives monthly account-based service fees based on the number of open accounts and is reimbursed by the Fund for the fees and expenses the Transfer Agent pays to financial intermediaries that maintain omnibus accounts with the Fund that is a percentage of the average aggregate value of the Fund’s shares maintained in each such omnibus account (other than omnibus accounts for which American Enterprise Investment Services Inc. is the broker of record or accounts where the beneficial shareholder is a customer of Ameriprise Financial Services, Inc., which are paid a per account fee). The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund (with the exception of out-of-pocket fees). The Transfer Agent also receives compensation from fees for various shareholder services and reimbursements for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

For the year ended June 30, 2011, the Fund’s effective transfer agent fee rates as a percentage of average daily net assets of each class were as follows:

Class A	0.19%
Class B	0.19
Class C	0.19
Class R	0.17
Class Y	0.00
Class Z	0.19

An annual minimum account balance fee of $20 may apply to certain accounts with a value below the Fund’s initial minimum investment requirements to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as part of expense reductions on the Statement of Operations. For the year ended June 30, 2011, no minimum account balance fees were charged by the Fund.

Distribution and Service Fees

The Fund has an agreement with Columbia Management Investment Distributors, Inc. (the Distributor), an affiliate of the Investment Manager and a wholly-owned subsidiary of Ameriprise Financial, for distribution and shareholder services. Pursuant to Rule 12b-1 under the 1940 Act, the Board of Trustees has approved, and the Fund has adopted, distribution and shareholder service plans (the Plans) which set the distribution and service fees for the Fund. These fees are calculated daily and are intended to compensate the Distributor and/or eligible selling and/or servicing agents for selling shares of the Fund and providing services to investors.

The Plans require the payment of a monthly service fee to the Distributor at the maximum annual rate of 0.25% of the average daily net assets attributable to Class A, Class B and Class C shares of the Fund. The Plans also require the payment of a monthly distribution fee to the Distributor at the maximum annual rates of 0.75% of the average daily net assets attributable to Class B and

30

Columbia Small Cap Value Fund I

June 30, 2011

Class C shares and 0.50% of the average daily net assets attributable to Class R shares.

Sales Charges

Sales charges, including front-end charges and CDSCs, received by the Distributor for distributing Fund shares were $315,838 for Class A, $19,950 for Class B and $3,509 for Class C for the year ended June 30, 2011.

Expenses Waived/Reimbursed by the Investment Manager and its Affiliates

Effective April 30, 2011, the Investment Manager and certain of its affiliates have contractually agreed to waive fees and/or reimburse expenses (excluding certain fees and expenses described below), through October 31, 2012, unless sooner terminated at the sole discretion of the Board of Trustees, so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, do not exceed the following annual rates as a percentage of each class’ average daily net assets:

Class A	1.37%
Class B	2.12
Class C	2.12
Class I	0.97
Class R	1.62
Class Y	1.12
Class Z	1.12

Under the agreement, the following fees and expenses are excluded from the waiver/reimbursement commitment, and therefore will be paid by the Fund, if applicable: taxes (including foreign transaction taxes), expenses associated with investments in other affiliated and non-affiliated pooled investment vehicles (including mutual funds and exchange traded funds), transaction costs and brokerage commissions, costs related to any securities lending program, dividend expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest, extraordinary expenses and any other expenses the exclusion of which is specifically approved by the Fund’s Board of Trustees. This agreement may be modified or amended only with approval from all parties.

For the period September 27, 2010 through April 30, 2011, the Investment Manager voluntarily agreed to waive fees and/or reimburse expenses (excluding certain expenses, such as brokerage commissions, interest, taxes, acquired fund fees and expenses, and extraordinary expenses) so that the Fund’s net operating expenses, after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed the following annual rates as a percentage of each class’ average daily net assets:

Class A	1.35%
Class B	2.10
Class C	2.10
Class I	0.95
Class R	1.60
Class Y	1.10
Class Z	1.10

Prior to September 27, 2010, the Investment Manager voluntarily agreed to reimburse a portion of the Fund’s expenses so that the Fund’s net operating expenses (excluding certain expenses, such as any distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses), after giving effect to fees waived/expenses reimbursed and any balance credits and/or overdraft charges from the Fund’s custodian, did not exceed 1.10% of the Fund’s average daily net assets on an annualized basis.

Note 4. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended June 30, 2011, permanent and timing book to tax differences resulting primarily from differing treatments for foreign currency transactions, passive foreign investment company (PFIC) holdings, re-characterization of real estate investment trust (REIT) distributions, redemption based payments treated as eligible for the dividends paid deduction, and losses deferred due to wash sales were identified and permanent differences reclassed among the components of the Fund’s net assets in the Statement of Assets and Liabilities as follows:

Excess of distributions over net investment income	$ 66,571
Accumulated net realized gain	(6,123,588)
Paid-in capital	6,057,017

31

Columbia Small Cap Value Fund I

June 30, 2011

Net investment income and net realized gains (losses), as disclosed in the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years indicated was as follows:

Year ended June 30,	2011	2010
Ordinary income*	$19,271,086	$6,405,327
Long-term capital gain	6,213,315	—

*	For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

At June 30, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$ 26,576,390
Undistributed accumulated long-term gain	80,920,061
Unrealized appreciation*	360,183,059

*	The difference between book-basis and tax-basis net unrealized appreciation are primarily due to deferral of losses from wash sales and PFIC adjustments.

At June 30, 2011, the cost of investments for federal income tax purposes was $1,992,650,829 and the aggregate gross unrealized appreciation and depreciation based on that cost was:

Unrealized appreciation	$457,313,754
Unrealized depreciation	(97,130,695)

Net unrealized appreciation	$360,183,059

The following capital loss carryforward, determined at June 30, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Amount
2012	$1,233,446
2016	238,113

Total	$1,471,559

For the year ended June 30, 2011, $15,289,495 of capital loss carryforward was utilized.

Columbia Small Cap Value Fund I acquired $358,925 of capital loss carryforward in connection with the RiverSource Disciplined Small Cap Value Fund’s merger (Note 12). In addition to the acquired capital loss carryforward, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforward may be limited by the Internal Revenue Code.

There is no assurance that the Fund will be able to utilize all of its capital loss carryforward before it expires.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management’s conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

Note 5. Portfolio Information

The cost of purchases and proceeds from sales of securities, excluding short-term obligations, aggregated to $613,254,808 and $539,096,660, respectively, for the year ended June 30, 2011.

Transactions to realign the Fund’s portfolio following the merger as described in Note 12 are excluded for purposes of calculating the Fund’s portfolio turnover rate. These realignment transactions amounted to cost of purchases and proceeds from sales of $29,706,370 and $32,373,811, respectively.

Note 6. Regulatory Settlements

During the year ended June 30, 2010, the Fund received payments of $4,978 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in “Increase from regulatory settlements” in the Statement of Changes in Net Assets.

Note 7. Lending of Portfolio Securities

Effective March 28, 2011, the Fund has entered into a Master Securities Lending Agreement (the Agreement) with JPMorgan Chase Bank, National Association (JPMorgan). The Agreement, which replaces the previous securities lending arrangement with State Street, authorizes JPMorgan as lending agent to lend securities to authorized borrowers in order to generate additional income on behalf of the Fund. Pursuant to the Agreement, the securities loaned are secured by cash or U.S. government securities equal to at least 100% of the market value of the loaned securities. Any additional collateral required to maintain those levels due to market fluctuations of the loaned securities is delivered the following

32

Columbia Small Cap Value Fund I

June 30, 2011

business day. Cash collateral received is invested by the lending agent on behalf of the Fund into authorized investments pursuant to the Agreement. The investments made with the cash collateral are listed in the Portfolio of Investments. The values of such investments and any uninvested cash collateral are disclosed in the Statement of Assets and Liabilities along with the related obligation to return the collateral upon the return of the securities loaned. At June 30, 2011, securities valued at $387,420,558 were on loan, secured by cash collateral of $394,087,530 partially or fully invested in short-term securities or other cash equivalents.

Risks of delay in recovery of securities or even loss of rights in the securities may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. JPMorgan will indemnify the Fund from losses resulting from a borrower’s failure to return a loaned security when due. Such indemnification does not extend to losses associated with declines in the value of cash collateral investments. The Investment Manager is not responsible for any losses incurred by the Fund in connection with the securities lending program. Loans are subject to termination by the Fund or the borrower at any time, and are, therefore, not considered to be illiquid investments.

Pursuant to the Agreement, the Fund receives income for lending its securities either in the form of fees or by earning interest on invested cash collateral, net of negotiated rebates paid to borrowers and fees paid to the lending agent for services provided and any other securities lending expenses. Net income earned from securities lending for the year ended June 30, 2011 is disclosed in the Statement of Operations. The Fund continues to earn and accrue interest and dividends on the securities loaned.

Note 8. Custody Credits

Prior to March 28, 2011 the Fund had an agreement with its custodian bank under which custody fees may have been reduced by balance credits. These credits are recorded as part of expense reductions on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. Effective March 28, 2011, the Fund may invest its daily balance in an affiliated money market fund as detailed below. For the period from July 1, 2010 through March 27, 2011, these credits reduced total expenses by $88.

Note 9. Affiliated Money Market Fund

Effective March 28, 2011, the Fund may invest its daily cash balances in Columbia Short-Term Cash Fund, a money market fund established for the exclusive use by the Fund and other affiliated Funds. The income earned by the Fund from such investments is included as “Dividends from affiliates” in the Statement of Operations. As an investing fund, the Fund indirectly bears its proportionate share of the expenses of Columbia Short-Term Cash Fund.

Note 10. Shareholder Concentration

At June 30, 2011 the Investment Manager and/or affiliates owned 100% of Class I shares.

As of June 30, 2011, one shareholder account owned 14.3% of the outstanding shares of the fund. Purchase and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 11. Line of Credit

The Fund has entered into a revolving credit facility with a syndicate of banks led by JPMorgan Chase Bank, N.A. (the Administrative Agent), whereby the Fund may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes. The credit facility became effective on March 28, 2011, replacing a prior credit facility with State Street (as discussed below). The credit facility agreement, which is a collective agreement between the Fund and certain other funds managed by the Investment Manager, severally and not jointly, permits collective borrowings up to $422.5 million. The collective borrowing amount will increase during the third quarter of 2011 to a final collective borrowing amount of $500 million. Interest is charged to each fund based on its borrowings at a rate equal to the sum of the federal funds rate plus (i) 1.25% per annum plus (ii) if one-month LIBOR exceeds the federal funds rate, the amount of such excess. Each borrowing under the credit facility matures no later than 60 days after the date of borrowing. The Fund also pays a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.10% per annum.

Prior to March 29, 2011, the Fund and certain other funds managed by the Investment Manager participated in a $280 million committed, unsecured revolving credit facility provided by State Street. Interest was charged to each fund based on its borrowings at a rate equal to the greater of the (i) federal funds rate plus 1.25% per annum or (ii) the overnight LIBOR rate plus 1.25% per annum. The

33

Columbia Small Cap Value Fund I

June 30, 2011

Fund also paid a commitment fee equal to its pro rata share of the amount of the credit facility at a rate of 0.125% per annum.

Prior to October 14, 2010, interest was charged to each participating fund at the same rates. In addition, a commitment fee of 0.15% per annum was accrued and apportioned among the participating funds pro rata based on their relative net assets.

For the year ended June 30, 2011, the average daily loan balance outstanding on days where borrowing existed was $1,811,111 at a weighted average interest rate of 1.47%.

Note 12. Fund Merger

At the close of business on June 3, 2011, Columbia Small Cap Value Fund I acquired the assets and assumed the identified liabilities of RiverSource Disciplined Small Cap Value Fund. The reorganization was completed after shareholders approved the plan on February 15, 2011. The purpose of the transaction was to combine two funds managed by the Investment Manager with comparable investment objectives and strategies.

The aggregate net assets of Columbia Small Cap Value Fund I immediately before the acquisition were $1,873,264,948 and the combined net assets immediately after the acquisition were $1,915,994,081.

The merger was accomplished by a tax-free exchange of 4,604,408 shares of RiverSource Disciplined Small Cap Value Fund valued at $42,729,133 (including $4,256,611 of unrealized appreciation).

In exchange for RiverSource Disciplined Small Cap Value Fund shares, Columbia Small Cap Value Fund I issued the following number of shares:

Shares
Class A	84,483
Class B	3,912
Class C	3,642
Class I	817,679
Class R	94

For financial reporting purposes, net assets received and shares issued by Columbia Small Cap Value Fund I were recorded at fair value; however, RiverSource Disciplined Small Cap Value Fund’s cost of investments was carried forward to align ongoing reporting of Columbia Small Cap Value Fund I’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The financial statements reflect the operations of Columbia Small Cap Value Fund I for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Disciplined Small Cap Value Fund that have been included in the combined Fund’s Statement of Operations since the merger was completed.

Assuming the merger had been completed on July 1, 2010 Columbia Small Cap Value Fund I’s pro-forma net investment income, net gain on investments, net change in unrealized appreciation (depreciation) and net increase in net assets from operations for the year ended June 30, 2011 would have been approximately $7.9 million, $142.1 million, $310.9 million and $460.9 million, respectively.

Note 13. Significant Risks

Sector Focus Risk

The Fund may focus its investments in certain sectors, subjecting it to greater risk than a fund that invests in a wider range of industries.

Note 14. Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued. Other than as noted in Note 11 above, there were no items requiring adjustment of the financial statements or additional disclosure.

Note 15. Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia or RiverSource) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants’ motion to dismiss the complaint, the District

34

Columbia Small Cap Value Fund I

June 30, 2011

Court dismissed one of plaintiffs’ four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants’ favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit’s decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court’s decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs’ opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds’ Boards of Directors/Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

35

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Small Cap Value Fund I

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Small Cap Value Fund I (the “Fund”) (a series of Columbia Funds Series Trust I) at June 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

August 22, 2011

36

Federal Income Tax Information (Unaudited) – Columbia Small Cap Value Fund I

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended June 30, 2011, $96,466,424, or, if subsequently determined to be different, the net capital gain of such year.

83.13% of the ordinary income distributed by the Fund, for the fiscal year ended June 30, 2011, qualifies for the corporate dividends received deduction.

For non-corporate shareholders 83.23% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended June 30, 2011 may represent qualified dividend income.

The Fund will notify shareholders in January 2012 of amounts for use in preparing 2011 income tax returns.

37

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and birth years of the Trustees and Officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of Funds overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in Columbia Funds Series Trust I.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Rodman L. Drake (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994) and Chairman of the Board (since 2009)	Independent consultant since 2010; Co-Founder of Baringo Capital LLC (private equity) from 1997 to 2008; CEO of Crystal River Capital, Inc. (real estate investment trust) from 2003 to 2010; Oversees 43; Jackson Hewitt Tax Service Inc. (tax preparation services); Celgene Corporation (global biotechnology company); Student Loan Corporation (student loan provider); Celgene Corporation (global biotechnology company); the Helios Funds (exchange-traded funds); Crystal River Capital, Inc. from 2005 to 2010; Parsons Brinckerhoff from 1995 to 2008; and Apex Silver Mines Ltd. from 2007 to 2009

Douglas A. Hacker (born 1955)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Independent business executive since May 2006; Executive Vice President–Strategy of United Airlines (airline) from December 2002 to May 2006; President of UAL Loyalty Services (airline marketing company) from September 2001 to December 2002; Executive Vice President and Chief Financial Officer of United Airlines from July 1999 to September 2001. Oversees 43; Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing); and SeaCube Container Leasing Ltd (container leasing)

Janet Langford Kelly (born 1957)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August 2006 to August 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March 2005 to July 2006; Adjunct Professor of Law, Northwestern University, from September 2004 to June 2006; Director, UAL Corporation (airline) from February 2006 to July 2006; Oversees 43; None

William E. Mayer (born 1940)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February 1999; Dean and Professor, College of Business and Management, University of Maryland from 1992 to 1996. Oversees 43; DynaVox Inc. (software developer); Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); BlackRock Kelso Capital Corporation (investment company)

38

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

David M. Moffett (born 1952)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011)	Retired. Chief Executive Officer, Federal Home Loan Mortgage Corporation, from 2008 to 2009; Senior Adviser, Global Financial Services Group, Carlyle Group, Inc., from 2007 to 2008; Vice Chairman and Chief Financial Officer, U.S. Bancorp, from 1993 to 2007. Oversees 43; CIT Group Inc. (commercial and consumer finance), eBay Inc. (online trading community), MBIA Corp (financial service provider), E.W. Scripps Co. (print and television media), Building Materials Holding Corp. (building materials and construction services), and University of Oklahoma Foundation

Charles R. Nelson (born 1942)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1981)	Professor of Economics, University of Washington, since January 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September 1993; Adjunct Professor of Statistics, University of Washington, since September 1980; Associate Editor, Journal of Money Credit and Banking from 1993 to 2008; consultant on econometric and statistical matters. Oversees 43; None

John J. Neuhauser (born 1943)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1984)	President, Saint Michael’s College, since August 2007; Director or Trustee of several non-profit organization, including Fletcher Allen Health Care, Inc.; University Professor, Boston College from November 2005 to August 2007; Academic Vice President and Dean of Faculties, Boston College from August 1999 to October 2005. Oversees 43; Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (born 1944)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 43; None

Anne-Lee Verville (born 1945)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 1998)	Retired since 1997 (formerly General Manager–Global Education Industry from 1994 to 1997, President–Application Systems Division from 1991 to 1994, Chief Financial Officer–US Marketing & Services from 1988 to 1991, and Chief Information Officer from 1987 to 1988, IBM Corporation (computer and technology)). Oversees 43; Enesco Group, Inc. (producer of giftware and home and garden decor products) from 2001 to 2006

39

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years, Number of Funds in Columbia Funds Complex Overseen by Trustee, Other Directorships Held

Michael A. Jones (born 1959)
c/o Columbia Management Investment Advisers, LLC 225 Franklin Street Boston, MA 02110 Trustee (since 2011) Senior Vice President (since 2011)	President and Director, Columbia Management Investment Advisers, LLC since May 2010; President and Director, Columbia Management Investment Distributors, Inc. since May 2010; Manager, Chairman, Chief Executive Officer and President, Columbia Management Advisors, LLC from 2007 to April 2010; Chief Executive Officer, President and Director, Columbia Management Distributors, Inc. from November 2006 to April 2010; previously, co-president and senior managing director at Robeco Investment Management. Oversees 43; None

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

40

Fund Governance (continued)

Officers

Name, Year of birth and address	Principal occupation(s) during the past five years

J. Kevin Connaughton (born 1964)
225 Franklin Street Boston, MA 02110 President (since 2009)	Senior Vice President and General Manager–Mutual Fund Products, Columbia Management Investment Advisers, LLC since May 2010; President, Columbia Funds, since 2009, and RiverSource Funds, since May 2010 (previously Senior Vice President and Chief Financial Officer, Columbia Funds, from June 2008 to January 2009, Treasurer, Columbia Funds, from October 2003 to May 2008, and senior officer of various other affiliated funds since 2000); Managing Director, Columbia Management Advisors, LLC from December 2004 to April 2010.

Michael G. Clarke (born 1969)
225 Franklin Street Boston, MA 02110 Treasurer (since 2011) and Chief Financial Officer (since 2009)	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.

Scott R. Plummer (born 1959)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President, Assistant Secretary and Chief Legal Officer (since 2010)	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC since June 2005; Vice President and Lead Chief Counsel–Asset Management, Ameriprise Financial, Inc. since May 2010 (previously Vice President and Chief Counsel–Asset Management, from 2005 to April 2010, and Vice President–Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. since 2006; Vice President, General Counsel and Secretary, RiverSource Funds, since December 2006; Senior Vice President, Secretary and Chief Legal Officer, Columbia Funds, since May 2010.

Linda J. Wondrack (born 1964)
225 Franklin Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2007)	Vice President and Chief Compliance Officer, Columbia Management Investment Advisers, LLC since May 2010; Chief Compliance Officer, Columbia Funds, since 2007, and RiverSource Funds, since May 2010; Director (Columbia Management Group, LLC and Investment Product Group Compliance), Bank of America, from June 2005 to April 2010; Director of Corporate Compliance and Conflicts Officer of MFS Investment Management (investment management) from August 2004 to May 2005.

William F. Truscott (born 1960)
53600 Ameriprise Financial Center Minneapolis, MN 55474 Senior Vice President (since 2010)	Chairman of the Board, Columbia Management Investment Advisers, LLC since May 2010 (previously President, Chairman of the Board and Chief Investment Officer, from 2001 to April 2010); Chief Executive Officer, U.S. Asset Management & President, Annuities, Ameriprise Financial, Inc. since May 2010 (previously President–U.S. Asset Management and Chief Investment Officer from 2005 to April 2010, and Senior Vice President–Chief Investment Officer, from 2001 to 2005); Director, President and Chief Executive Officer, Ameriprise Certificate Company since 2006; Director, Columbia Management Investment Distributors, Inc. since May 2010 (previously Chairman of the Board and Chief Executive Officer from 2008 to April 2010); Chairman of the Board and Chief Executive Officer, RiverSource Distributors, Inc. since 2006.

41

Fund Governance (continued)

Officers (continued)

Name, Year of birth and address	Principal occupation(s) during the past five years

Colin Moore (born 1958)
225 Franklin Street Boston, MA 02110 Senior Vice President (since 2010)	Director and Chief Investment Officer, Columbia Management Investment Advisers, LLC since May 2010; Manager, Managing Director and Chief Investment Officer of Columbia Management Advisors, LLC from 2007 to April 2010; Head of Equities, Columbia Management Advisors, LLC from 2002 to 2007.

Amy Johnson (born 1965)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010)	Senior Vice President and Chief Operating Officer, Columbia Management Investment Advisers, LLC since May 2010 (previously Chief Administrative Officer, from 2009 until April 2010, Vice President–Asset Management and Trust Company Services, from 2006 to 2009, and Vice President–Operations and Compliance from 2004 to 2006).

Joseph F. DiMaria (born 1968)
225 Franklin Street Boston, MA 02110 Vice President (since 2011) and Chief Accounting Officer (since 2008)	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.

Stephen T. Welsh (born 1957)
225 Franklin Street Boston, MA 02110 Vice President (since 2006)	President and Director, Columbia Management Investment Services Corp. since May 2010; President and Director, Columbia Management Services, Inc. from July 2004 to April 2010; Managing Director, Columbia Management Distributors, Inc. from August 2007 to April 2010.

Paul D. Pearson (born 1956)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Treasurer (since 2011)	Vice President, Investment Accounting, Columbia Management Investment Advisers, LLC, since May 2010; Vice President, Managed Assets, Investment Accounting, Ameriprise Financial Corporation.

Paul B. Goucher (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2010)	Vice President and Chief Counsel of Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel from November 2008 to January 2010); Director, Managing Director and General Counsel of J. & W. Seligman & Co. Incorporated (Seligman) from July 2008 to November 2008 and Managing Director and Associate General Counsel of Seligman from January 2005 to July 2008.

Christopher O. Petersen (born 1970)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President (since 2010) and Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of RiverSource Funds since January 2007.

Michael E. DeFao (born 1968)
5228 Ameriprise Financial Center Minneapolis, MN 55474 Vice President and Assistant Secretary (since 2011)	Vice President and Chief Counsel, Ameriprise Financial since May 2010; Associate General Counsel Bank of America from June 2005 to April 2010.

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44

Important Information About This Report

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Small Cap Value Fund I.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website, www.columbiamanagement.com.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling
1-800-SEC-0330.

Transfer Agent

Columbia Management Investment Services Corp.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management Investment

Distributors, Inc.

225 Franklin Street Boston, MA 02110

Investment Manager

Columbia Management Investment Advisers, LLC

225 Franklin Street Boston, MA 02110

45

Columbia Small Cap Value Fund I

P.O. Box 8081

Boston, MA 02266-8081

columbiamanagement.com

This information is for use with concurrent or prior delivery of a fund prospectus. Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit columbiamanagement.com. Read the prospectus carefully before investing. The Fund is distributed by Columbia Management Investment Distributors, Inc., member FINRA, and managed by Columbia Management Investment Advisers, LLC.

©2011 Columbia Management Investment Advisers, LLC. All rights reserved.

C-1361 C (08/11)

Item 2.	Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)	During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, David M. Moffett, Charles R. Nelson and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Moffett, Mr. Nelson and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4.	Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose report to stockholders are included in this annual filing.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended June 30, 2011 and June 30, 2010 are approximately as follows:

2011	2010
$65,700	$67,100

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. Fiscal year 2011 also includes audit fees for the review and provision of consent in connection with filing Form N-1A for new share classes.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended June 30, 2011 and June 30, 2010 are approximately as follows:

2011	2010
$22,200	$9,200

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2011 also includes Audit-Related Fees for agreed- upon procedures related to fund mergers and fund accounting and custody conversions.

During the fiscal years ended June 30, 2011 and June 30, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended June 30, 2011 and June 30, 2010 are approximately as follows:

2011	2010
$12,900	$8,400

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2011 also includes Tax Fees for amortization and accretion testing.

During the fiscal years ended June 30, 2011 and June 30, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended June 30, 2011 and June 30, 2010 are approximately as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended June 30, 2011 and June 30, 2010 are approximately as follows:

2011	2010
$495,300	$1,424,400

In both fiscal years 2011 and 2010, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor. Fiscal year 2010 also includes fees for agreed upon procedures related to the sale of the long-term asset management business and fees related to the review of revenue modeling schedules.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended June 30, 2011 and June 30, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended June 30, 2011 and June 30, 2010 are approximately as follows:

2011	2010
$530,400	$1,442,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments

(a)	The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)	There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	August 22, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, President

Date	August 22, 2011

By (Signature and Title)	/s/ Michael G. Clarke
Michael G. Clarke, Chief Financial Officer

Date	August 22, 2011